PURCHASE AND SALE AGREEMENT
(MORNINGSIDE MARKETPLACE)
THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is dated as of September 14, 2017 (the “Effective Date”), by and between TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (“Seller”), BASELINE PROPERTY, LLC, a California limited liability company (“Buyer”).
Recitals
A.    Buyer desires to acquire the Property from Seller and Seller desires to sell the Property to Buyer, upon the terms and subject to the conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the Parties hereby agree as follows:
1.Definitions. Capitalized terms used in this Agreement shall have the meanings set forth in Addendum I attached hereto and made a part of this Agreement.
2.Agreement to Purchase and Sell. Subject to and upon the terms and conditions herein set forth and the representations and warranties contained herein, Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller.
3.Consideration. Seller and Buyer agree that the total Consideration for the Property shall be Twelve Million Seven Hundred Thousand and No/100ths Dollars ($12,700,000.00).
(a)    Deposit; Additional Deposit; Balance of Consideration. The Consideration shall comprise the following components:
(i)    Initial Earnest Money Deposit; Remaining Earnest Money Deposit. On the date escrow with the Title Company is opened or within two (2) Business Days of the Effective Date, whichever is later, Buyer shall deposit the Initial Earnest Money Deposit in escrow with the Title Company. If Buyer notifies Seller in writing on or before the end of the Due Diligence Period of Buyer’s election to proceed to close pursuant to the terms hereof, Buyer shall deposit the Remaining Earnest Money Deposit with the Title Company within two (2) Business Days after the Approval Date. At Buyer’s request made to the Title Company the Earnest Money shall be held in a federally insured interest-bearing account and interest accruing thereon shall be for the account of Buyer. In the event the transaction contemplated hereby is consummated, the Earnest Money plus interest accrued thereon while held by the Title Company shall be credited against Buyer’s payment obligations under this Agreement.

Purchase and Sale Agreement

(ii)    Cash. Immediately available funds, in an amount equal to the Consideration, less the Earnest Money and the Non-Refundable Payment.
(b)    Non-Refundable Payment. Within two (2) Business Days after the Effective Date, as consideration for Seller’s agreement to the terms of Section 4, below, and as a condition precedent to the effectiveness of this Agreement, Buyer shall deliver directly to Seller, in cash or by wire transfer, immediately available funds in the amount of One Hundred and No/100ths Dollars ($100.00) (the “Non-Refundable Payment”), as consideration for Buyer’s rights under Section 4 of this Agreement and Seller’s execution and delivery of this Agreement. The Non-Refundable Payment shall be fully earned and retained by Seller immediately upon receipt and, notwithstanding any provisions of this Agreement to the contrary, the Non-Refundable Payment shall not be returned to Buyer in any circumstance. The Non-Refundable Payment shall not constitute a part of the Earnest Money, but shall be applicable to the Consideration at the Close of Escrow. Buyer acknowledges that Seller would not have agreed to the terms of Section 4 of this Agreement had Buyer not made the Non-Refundable Payment to Seller on the terms set forth in this Section 3(b).
4.Buyer’s Due Diligence. As more fully provided below, Seller agrees to assist and cooperate with Buyer in obtaining access to the Property and certain documents relating thereto for purposes of inspection and due diligence.
(a)    Physical Inspection of the Property. At any time(s) reasonably requested by Buyer following the Effective Date and prior to Closing, Seller shall afford Buyer and its authorized representatives reasonable access to the Property for purposes of satisfying Buyer with respect to the suitability of the Property for Buyer’s purposes, the representations, warranties and covenants of Seller contained herein and the satisfaction of any conditions precedent to the Closing; provided, however, that Buyer shall not disturb or interfere with the rights of any Tenant. Buyer shall provide Seller with notice on a Business Day not less than twenty-four (24) hours prior to any such inspections, and Seller, at its election, shall have the right to have a representative present during any such investigations. Seller shall have the right at all times to have a representative of Seller accompany any of Buyer or Buyer’s Agents while such persons are on the Property. Buyer may conduct Tenant interviews, provided Buyer has given Seller notice on a Business Day not less than twenty-four (24) hours prior to any such interview, and provided further that Seller shall have the right to be present at all such interviews. Seller shall make reasonable efforts to provide Buyer access to the premises of each Tenant during normal business hours for such Tenant (or such other time as such Tenant may stipulate), in each case subject to Tenant’s rights under its Lease, provided Buyer has given Seller notice on a Business Day not less than twenty-four (24) hours prior to any such premises inspection, and provided further that Seller shall have the right to be present at all such premises inspections. Notices to Seller pursuant to this Section 4(a) may be delivered orally (if made in person, and not via voicemail, to Alan Shapiro at 650-581-7606), or by email (if made to Alan Shapiro at alan.shapiro@glenborough.com and no “out of office” response or other response indicating delivery failure or Mr. Shapiro’s unavailability is generated).

Purchase and Sale Agreement

(b)    Physical Testing. Buyer shall not conduct or allow any Physical Testing without Seller’s prior written consent, which consent may be withheld at Seller’s sole and absolute discretion. Buyer shall provide Seller with notice not less than five (5) Business Days prior to the commencement of any Physical Testing, and if approved by Seller, Seller shall have the right to have its own consultant present for any such work. Buyer acknowledges and agrees that Seller’s review of Buyer’s work plan is solely for the purpose of protecting Seller’s interests, and shall not be deemed to create any liability of any kind on the part of Seller in connection with such review that, for example, the work plan is adequate or appropriate for any purpose or complies with applicable legal requirements. All Physical Testing and all other work and investigations shall be performed in compliance with all local, state and federal laws, rules and regulations, including, without limitation, any and all permits required thereunder, all of which shall be at the sole cost and expense of Buyer.
(c)    Damage; Indemnity. Notwithstanding anything in this Agreement to the contrary, any entry upon, inspection, or investigation of the Property by Buyer or Buyer’s Agents, whether performed before or after the Effective Date, shall be performed at the sole risk and expense of Buyer, and Buyer shall be solely and absolutely responsible for the acts or omissions of Buyer and any of Buyer’s Agents. Furthermore, Buyer shall protect, indemnify, defend and hold Seller, and its successors, assigns, and affiliates harmless from and against any and all losses, damages (whether general, consequential, punitive or otherwise), liabilities, claims, causes of action, judgments, costs and legal or other expenses (including, but not limited to, reasonable attorneys’ fees and costs) (collectively, “Access Claims”) suffered or incurred by any or all of such indemnified Parties to the extent resulting from (i) any act or omission of Buyer or Buyer’s Agents in connection with entry upon the Property by Buyer or Buyer’s Agents, or the activities, studies or investigations conducted at, to or on the Property by Buyer or Buyer’s Agents, or (ii) any breach on the part of Buyer of its obligations under this Section 4. If, at any time prior to Closing, Buyer or Buyer’s Agents cause any damage to the Property, Buyer shall, at its sole expense, promptly restore the Property to substantially the same condition as existed immediately prior to the occurrence of such damage, as reasonably determined by Seller. Buyer’s obligation to indemnify, defend and hold Seller harmless shall not apply to matters to the extent arising or resulting from (i) the mere discovery by Buyer of any pre-existing defects in the Property (except to the extent Buyer or Buyer’s Agents exacerbate any such pre-existing condition or such discovery is made in violation of the terms of this Agreement pertaining to Physical Testing); or (ii) the discovery by Buyer of any Hazardous Materials within, on or adjacent to the Property that were not released or deposited by Buyer or any of Buyer’s Agents (except to the extent that Buyer or Buyer’s Agents exacerbate the scope or effect of, or cause additional or further release of, any such Hazardous Materials, or such discovery is made in violation of the terms of this Agreement pertaining to Physical Testing). Buyer’s obligations under this Section 4 shall survive the termination of this Agreement or the Closing, as the case may be, notwithstanding any other provisions herein to the contrary, and shall not be limited by the terms of Section 14(c). Buyer shall, at all times, keep the Property free and clear of any mechanics’, materialmen’s or design professional’s claims or liens arising out of or relating to Buyer’s or Buyer’s Agents’ investigations of the Property, whether occurring before or after the Effective Date.

Purchase and Sale Agreement

(d)    Liability Insurance. Prior to any entry onto the Property by Buyer or Buyer’s Agents, Buyer shall provide Seller written evidence that Buyer has procured comprehensive general liability insurance specific to the Property (or with the requisite limits dedicated to the Property) on an “occurrence” form policy covering (at a minimum) (i) the activities of Buyer and Buyer’s Agents on the Property during the period from the Effective Date through the Closing Date; and (ii) Buyer’s indemnity obligation under this Agreement. Such policy shall provide for a combined single limit in the minimum amount of $2,000,000, be issued by a company authorized to do business in the State in which the Property is located and have a deductible not to exceed $10,000. Seller shall be named as an additional insured under all such liability insurance and Buyer shall deliver to Seller a copy of the insurer’s endorsements which name Seller as an additional insured and provide for contractual liability coverage, prior to any entry onto the Property by Buyer or Buyer’s Agents. In addition, and prior to any entry onto the Property by Buyer or Buyer’s Agents, Buyer shall deliver to Seller ACORD certificates evidencing that the insurance required under this section is in full force and effect.
(e)    Delivery of Documents and Records. To the extent not previously delivered, Seller shall deliver the Due Diligence Materials to Buyer within five (5) days after the Effective Date. Except as specifically set forth herein, Seller makes no representations or warranties as to the truth, accuracy or completeness of any materials, data or other information supplied to Buyer in connection with Buyer’s inspection of the Property (e.g., that such materials are complete, accurate, or the final version thereof, or that all such materials are in the Seller’s possession). It is the Parties’ express understanding and agreement that such materials are provided only for Buyer’s convenience in making its own examination and determination prior to the Approval Date, as to whether or not it wishes to purchase the Property, and, in doing so, Buyer shall rely exclusively on its own independent investigation and evaluation of every aspect of the Property and, except as expressly set forth herein, not on any materials supplied by Seller. Buyer expressly disclaims any intent to rely on any such materials provided to it by Seller in connection with its own inspections and agrees that it shall rely solely on its own independently developed or verified information. Buyer agrees that delivery may be accomplished by reasonable and timely access to the Due Diligence Materials in an electronic data room established by Seller or Seller’s Broker.
(f)    Contacts with Property Managers. At any time reasonably requested by Buyer following the Effective Date and prior to Closing, Buyer may contact and interview the property manager/leasing agent(s) for the Property on a Business Day, provided Buyer shall give Seller written notice on a Business Day not less than forty-eight (48) hours in advance of the time Buyer desires to conduct such interview, and Seller or its representative may be present during such interview. Notices to Seller pursuant to this subsection may be delivered orally (if made in person, and not via voicemail, to Alan Shapiro at 650-581-7606), or by email (if made to Alan Shapiro at alan.shapiro@glenborough.com and no “out of office” response or other response indicating delivery failure or Mr. Shapiro’s unavailability is generated).

Purchase and Sale Agreement

(g)    Service Contracts. On or prior to the Approval Date, Buyer shall notify Seller in writing which, if any, Service Contracts Buyer elects to assume at Closing. All other Service Contracts to which Seller is a party not affirmatively assumed by Buyer shall be terminated by Seller at or before the Closing.
(h)    Approval of Title. No later than five (5) days after the Effective Date, Seller shall request that the Title Company deliver to Buyer a Preliminary Title Report with links to or copies of any underlying exceptions or documents referenced therein. No later than six (6) days prior to the end of the Due Diligence Period, Buyer shall advise Seller what exceptions to title, if any, will be accepted by Buyer. Seller shall have three (3) Business Days after receipt of Buyer’s objections to give to Buyer: (A) written notice that Seller will remove such objectionable exceptions on or before the Closing Date; or (B) written notice that Seller elects not to cause such exceptions to be removed. Seller’s failure to give notice to Buyer within the three (3) Business Day period shall be deemed to be Seller’s election not to cause such exceptions to be removed. If Seller gives Buyer notice or is otherwise deemed to have elected to proceed under clause (B), Buyer shall have until three (3) Business Days after receipt of Seller’s actual or deemed notice as to Seller’s unwillingness to cause such exceptions to be removed to elect to proceed with the transaction or terminate this Agreement. If Buyer fails to give Seller notice of its election on or before the expiration of such period, Buyer shall be deemed to have elected to terminate this Agreement. If Seller gives notice pursuant to clause (A) and fails to remove any such objectionable exceptions from title prior to the Closing Date, and Buyer is unwilling to take title subject thereto, Buyer shall have the right to elect to terminate this Agreement and Section 14(a) shall apply. Notwithstanding the foregoing, Buyer shall be deemed to have objected to any lien encumbering the Property that secures the payment of money, such as mechanics’ liens, materialmen’s liens and judgment liens, and the liens of deeds of trust and mortgages (collectively, “Monetary Liens”), unless Buyer otherwise notifies Seller in writing. Monetary Liens shall not include non-delinquent assessments or bond amounts encumbering the Property and reflected in the tax bills for the Property, non-delinquent property taxes or assessments, or non-delinquent dues, costs or assessments under declarations, reciprocal easements, or other covenants, conditions or restrictions to which the Property is subject. Seller hereby agrees to remove at or before the Closing and shall cause the Property to be delivered free and clear of, Monetary Liens caused by Seller, subject in the case of the lien in favor of the Existing Lender, to the satisfaction of the Buyer Closing Condition and Seller Closing Condition premised on the Existing Lender. Buyer agrees that “removal” of an exception shall include the Title Company’s willingness to endorse over such exception or provide affirmative assurance to Buyer of no loss or damage to Buyer from such exception.
(i)    New Exceptions. In the event the Title Company notifies Buyer of any New Exceptions to title after the Approval Date, Buyer shall have two (2) Business Days in which to notify Seller of its approval or disapproval of such New Exception. Failure to deliver notice of approval of such New Exception shall be deemed disapproval of the New Exception. If Buyer disapproves such New Exception, Seller shall notify Buyer within two (2) Business Days thereafter whether or not Seller can or will cause the removal of such New Exception. Failure to deliver such notice by Seller shall be deemed Seller’s refusal to cause the removal

Purchase and Sale Agreement

of such New Exception. If Seller is unwilling or unable to cause the removal of such New Exception, Buyer shall have the right within two (2) Business Days thereafter in which to waive such objection to title and proceed to Closing, or terminate this Agreement, in which case Section 14(a) shall apply. Failure by Buyer to deliver notice of waiver shall be deemed Buyer's objection to title and election to terminate this Agreement. Buyer agrees that “removal” of a New Exception shall include the Title Company’s willingness to endorse over such exception or provide affirmative assurance to Buyer of no loss or damage to Buyer from such New Exception.
(j)    Survey. Seller has provided Buyer with a copy of an ALTA/NSPS survey of the Property (the “Survey”). If Buyer elects ALTA extended coverage title insurance, with survey coverage, Buyer shall have the right, at its cost, to update, modify, amend or re-certify the Survey as necessary in order for the Title Company to delete the survey exception from the Title Policy or to otherwise satisfy Buyer’s objectives. Seller will consent to the use and update of such Survey by Buyer, at Buyer’s cost. Buyer shall have the right to object to any matters shown in the Survey no later than six (6) days prior to the end of the Due Diligence Period in accordance with Section 4(h).
(k)    Title Commitment during Due Diligence Period. Buyer shall use diligent, good faith efforts to obtain from the Title Company no later than the end of the Due Diligence Period, such assurances and commitments as to policy form, coverage and endorsements as Buyer may request for the Title Policy. Delivery of the Approval Notice to Seller prior to the end of the Due Diligence Period shall constitute Buyer’s approval of matters affecting title to the Property, including any such matters as are shown on the Survey, subject to Buyer’s rights under Section 4(h) and any New Exceptions. Buyer may elect to obtain an owner’s ALTA extended coverage title insurance policy, and such endorsements as Buyer may require, at Buyer’s cost. Seller shall execute and deliver to the Title Company the form of owner’s title affidavit set forth in Exhibit H to this Agreement. It shall be a condition to Buyer’s obligation to close the Escrow that the Title Company not be unwilling or unable to deliver to Buyer as of the Closing its irrevocable commitment to issue to Buyer its Title Policy consistent in all material respects with the commitment, if any, made by the Title Company as of the Approval Date, subject to New Exceptions approved by Buyer. For the avoidance of doubt, and without limiting the foregoing, if, as of the delivery of the Approval Notice, Buyer is negotiating with the Title Company as to the terms, coverage or endorsements to the Title Policy, it shall not be a condition to Buyer’s obligation to close Escrow that the Title Company agree to such requests by Buyer or provide the coverage or assurances sought by Buyer. If, prior to the Approval Date, Buyer fails to obtain a commitment from the Title Company generally or as to any particular exception or term of the Title Policy sought by Buyer, Buyer shall be deemed, as of the Approval Date, to have waived objections to such matters (notwithstanding any further efforts to address such issues with the Title Company, and notwithstanding any agreement by Seller to cooperate with Buyer or the Title Company in addressing such matters) and approved all exceptions to title other than Monetary Liens and subsequent New Exceptions.

Purchase and Sale Agreement

(l)    Buyer’s Right to Terminate. At any time up to the Approval Date, Buyer has the unqualified right to terminate this Agreement and obtain a full refund of the Earnest Money (and any interest thereon), subject to Buyer’s obligations to return Due Diligence Materials to Seller as provided in the Section entitled “Conditions to Closing.” On or before the end of the Due Diligence Period, if Buyer is satisfied with its due diligence review of the Property and matters affecting the Property and wishes to proceed with the acquisition of the Property under this Agreement, Buyer shall give the Seller written notice of its approval of the Property and election to proceed under this Agreement (the “Approval Notice”). If Buyer fails to deliver an Approval Notice to Seller on or before the end of the Due Diligence Period, Buyer shall be deemed to have elected to terminate this Agreement, the Agreement shall automatically terminate as of the end of the Due Diligence Period, and Buyer’s Earnest Money (and any interest thereon) shall immediately be returned to Buyer. If Buyer timely delivers its Approval Notice to Seller and timely deposits the Remaining Earnest Money with the Escrow Holder, the Non-Refundable Earnest Money (as described in Section 14(c), below) shall become non-refundable to Buyer except as specifically set forth herein.
(m)    Natural Hazard Disclosure Statement. No later than five (5) days after the Effective Date, Seller shall cause a third party vendor to prepare and deliver to Seller, for transmittal to Buyer, a Natural Hazards Disclosure Statement pertaining to each Property. Buyer acknowledges and agrees that notwithstanding express language in such report to the contrary, Seller makes no representations or warranties as to the truth, accuracy or completeness of such report or any information contained in such report, and Buyer shall rely on its own investigation and due diligence as to the completeness or accuracy of such report and any information contained therein.
5.Conditions to Closing.
(a)    Buyer Closing Conditions. The conditions set forth in this Section 5(a) are conditions precedent to Buyer’s obligation to acquire the Property (“Buyer Closing Conditions”). The Buyer Closing Conditions are intended solely for the benefit of Buyer. If any of the Buyer Closing Conditions is not satisfied, Buyer shall have the right in its sole discretion either to waive the Buyer Closing Condition and proceed with the acquisition of the Property without adjustment to the Consideration or terminate this Agreement by written notice to Seller and the Title Company.
(i)    Representations and Warranties; Performance. The representations and warranties of the Seller contained in Addendum II shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Seller shall have timely performed all obligations and covenants of Seller under this Agreement requiring performance prior to the Closing.
(ii)    Title Company Commitment. The Title Company (i) shall not have withdrawn or modified in any material respect its commitment made as of the Approval Date (if any), to issue the Title Policy at the Closing, subject to New Exceptions approved by Buyer, and (ii) shall have confirmed to Buyer that it received documentation necessary to the payoff or release of the lien of the Existing Lender,

Purchase and Sale Agreement

and shall have irrevocably committed to issue a Title Policy to Buyer without exception for the lien of the Existing Lender.
(iii)    Tenant Estoppels. Seller shall have delivered to Buyer the Tenant Estoppels from the Required Tenants on or before three (3) Business Days prior to the Closing Date, as required under Section 8 hereunder.
(b)    Seller Closing Conditions. The conditions set forth in this Section 5(b) are conditions precedent to Seller’s obligation to sell the Property (“Seller Closing Conditions”). The Seller Closing Conditions are intended solely for the benefit of Seller. If any of the Seller Closing Conditions is not satisfied, Seller shall have the right in its sole discretion either to waive the Seller Closing Condition and proceed with the transaction or terminate this Agreement by written notice to Buyer and the Title Company.
(i)    Lender Consent and Agreement. The Existing Lender shall have confirmed in writing to Seller that all conditions to the release of the Property from the lien of such lender’s deed of trust have been satisfied, and the Existing Lender shall have released its lien on the Property. Seller shall use commercially reasonable efforts to secure the release of the lien of the Existing Lender, but the failure to obtain such release as of the Closing Date shall not be a default on the part of Seller. Seller shall have the right, but not the obligation, to extend the Closing for a period up to fifteen (15) days in order to obtain such release.
(ii)    Representations and Warranties; Performance. The representations and warranties of Buyer contained herein shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Buyer shall have timely performed all covenants and obligations of Buyer under this Agreement requiring performance prior to the Closing.
(c)    Deemed Approval of Conditions. In the event that any Party having the right of cancellation hereunder based on failure of a condition precedent set forth herein does not inform the other Party and Title Company in writing of the failure of any condition precedent made for the benefit of such Party prior to the Closing, such failure shall be deemed to have been waived, effective as of the Closing; provided that a Party shall not be deemed to have waived any claim for breach of any representation or warranty by the other Party unless such Party has Actual Knowledge of such breach prior to Closing, in which case such Party shall be deemed to have waived any claim for breach of any representation or warranty of the other Party premised on the event, occurrence or circumstance of which such Party had Actual Knowledge prior to the Closing.
(d)    Return of Materials. Upon termination of this Agreement and the escrow for failure of a condition precedent or upon termination by Buyer prior to the end of the Due Diligence Period, and upon Seller’s written request, Buyer shall return to Seller or otherwise delete or destroy all Due Diligence Materials delivered to Buyer by Seller.
6.Closing and Escrow.

Purchase and Sale Agreement

(a)    Closing. The Closing shall occur through the Title Company on the Closing Date.
(b)    Deposit of Agreement and Escrow Instructions. The Parties shall promptly deposit a fully executed copy of this Agreement with Title Company and this Agreement shall serve as escrow instructions to Title Company for consummation of the transactions contemplated hereby. Title Company is not a party to this Agreement and its execution and acknowledgement of this Agreement is solely for the purpose of acknowledging receipt of a copy of this Agreement, and is not a condition to the effectiveness of this Agreement as between Buyer and Seller. The Parties agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless such supplementary instructions are signed by both Buyer and Seller and a contrary intent is expressly indicated in such supplementary instructions. Seller and Buyer hereby designate Title Company as the “reporting person” for the transaction pursuant to Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder.
(c)    Seller’s Deliveries to Escrow. At or before the Closing, Seller shall deliver to the Title Company, in escrow, the following:
(i)    the duly executed and acknowledged Deed;
(ii)    a duly executed Assignment of Leases;
(iii)    a duly executed Bill of Sale;
(iv)    a duly executed Assignment of Service Contracts and Warranties;
(v)    a FIRPTA affidavit (in the form attached as Exhibit E) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986, and on which Buyer is entitled to rely, that Seller is not a foreign person within the meaning of Section 1445(f)(3) of the Internal Revenue Code, and any equivalents required by the state in which the Property is located;
(vi)    originals of the Leases;
(vii)    such documentation as the Title Company reasonably requests evidencing Seller’s power and authority to consummate the transactions under this Agreement; and
(viii)    any other instruments, records or correspondence called for hereunder which have not previously been delivered.
(d)    Seller’s Deliveries to Buyer.
(i)    Deliveries at Closing. At or before the Closing, Seller shall deliver to Buyer the following:

Purchase and Sale Agreement

a)    operating statements for that portion of the current year ending at the end of the calendar month preceding the month in which the Closing Date occurs, provided, however, that if the Closing occurs during the first fifteen days of a month, the operating statement shall be updated to the end of the calendar month that is two months prior to the Closing;
b)    a Rent Roll dated as of the first day of the month in which the Closing Date occurs;
c)    subject to Seller’s obligations in Section 8, duly executed original Tenant Estoppels, to the extent required hereunder;
d)    one original form notice to each Tenant, informing it of this transaction; and
e)    all keys, combinations and electronic passwords to the Property.
(ii)    Deliveries After Closing. Promptly after closing, Seller shall deliver to Buyer the following, to the extent they have not already been delivered:
a)    originals of the Leases, to the extent available; and
b)    any other instruments, records or correspondence called for hereunder which have not previously been delivered, to the extent available.
(e)    Buyer’s Deliveries to Escrow. At or before the Closing, Buyer shall deliver or cause to be delivered in escrow to the Title Company the following:
(i)    a duly executed Assignment of Leases;
(ii)    a duly executed Assignment of Service Contracts and Warranties; and
(iii)    the Cash.
(f)    Deposit of Other Instruments. Seller and Buyer shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof.
7.Closing Adjustments and Prorations. With respect to the Property, the following adjustments shall be made, and the following procedures shall be followed:
(a)    Basis of Prorations. All prorations shall be calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year.
(b)    Items Not to be Prorated. There shall be no prorations or adjustments of any kind with respect to:

Purchase and Sale Agreement

(i)    Insurance Premiums. Buyer shall be responsible to obtain insurance covering such risks as Buyer deems necessary or appropriate, commencing as of the Closing Date.
(ii)    Delinquent Rents for Full Months Prior to the Month in which the Closing Occurred. Delinquent rents for full months prior to the month in which the Closing occurred shall remain the property of Seller, and Buyer shall have no claim thereto, whether collected before or after the Closing. Seller shall have the right to take collection measures against any delinquent Tenant (including litigation), however Seller shall not seek any remedy which would interfere with Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. In the event that Buyer collects any delinquent rents relating to any period before the Closing Date, Buyer shall promptly pay such amounts over to Seller in accordance with the procedures set forth in subsection (d) below. If Seller takes action to collect delinquent Rents from any Tenant, Seller shall indemnify, protect, defend, and hold Buyer harmless from (i) costs and expenses reasonably incurred by Buyer (including reasonable attorney’s fees) in connection with any claims asserted against Buyer by such Tenant in defense against such collection measures by Seller, except to the extent such claims are based on wrongdoing on the part of Buyer, and (ii) costs or expenses (including reasonable attorney’s fees and costs) reasonably incurred by Buyer if as part of such defense against Seller’s collection efforts Tenant seeks to add Buyer as a party or witness, or take discovery from Buyer. The foregoing indemnity shall survive the Close of Escrow and the termination of this Agreement.
(iii)    Additional Rents Relating to Full or Partial Months Prior to the Closing Date. If Additional Rents relating to full or partial months prior to the Closing Date are not finally adjusted between Seller and any Tenant until after the Closing Date, then any refund to which any Tenant may be entitled shall be the obligation of Seller, and any additional amounts due from any Tenant for such period shall be the property of Seller. Buyer shall have no obligation with respect to any such refund due to any Tenant and no claim to any such amounts due from any Tenant, except that Buyer shall promptly pay to Seller any such delinquent Additional Rent amounts as it actually collects, in accordance with the procedures set forth in subsection (d) below. Seller shall have the right to take collection measures against any delinquent Tenants (including litigation), however Seller shall not seek any remedy which would interfere with any Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. If Seller receives any refund of expenses paid prior to the Closing and relating to a period prior to the Closing, and such expenses were reimbursed in whole or in part by any Tenant, Seller shall refund to each Tenant its share of any such refund. If Seller takes action to collect delinquent Additional Rents from any Tenant, Seller shall indemnify, protect, defend, and hold Buyer harmless from (i) costs and expenses reasonably incurred by Buyer (including reasonable

Purchase and Sale Agreement

attorney’s fees) in connection with any claims asserted against Buyer by such Tenant in defense against such collection measures by Seller, except to the extent such claims are based on wrongdoing on the part of Buyer, and (ii) any and all costs or expenses (including reasonable attorney’s fees and costs) reasonably incurred by Buyer if as part of such defense against Seller’s collection efforts Tenant seeks to add Buyer as a party or witness, or take discovery from Buyer. The foregoing indemnity shall survive the Close of Escrow and the termination of this Agreement.
(c)    Closing Adjustments. Prior to Closing, Seller shall prepare and deliver to Buyer for review, comment and agreement, a proration statement for the Property, and each Party shall be credited or charged at the Closing, in accordance with the following:
(i)    Rents and Additional Rents. Seller shall account to Buyer for any Rents and Additional Rents actually collected by Seller for the rental period in which the Closing occurs, and Buyer shall be credited for its pro rata share.
(ii)    Expenses.
a)    Prepaid Expenses. To the extent Expenses have been paid prior to the Closing Date for the rental period in which the Closing occurs, Seller shall account to Buyer for such prepaid Expenses, and Seller shall be credited for the amount of such prepaid Expenses applicable to the period after the Closing Date.
b)    Unpaid Expenses. To the extent Expenses relating to the rental period in which the Closing occurs are unpaid as of the Closing Date but are ascertainable, Buyer shall be credited for Seller’s pro rata share of such Expenses for the period prior to the Closing Date.
c)    Property Taxes. For purposes of this subsection entitled “Expenses,” and subject to the limitations described in this subsection and subsection d) below, the Title Company shall pro-rate real property taxes and any special assessments (collectively, “Property Taxes”) based on the most recent available tax bills. Property Taxes shall be subject to a post-Closing adjustment once the actual tax bills are available (to the extent that the same are not available at Closing for the period in which the Closing occurs); provided, however, that Buyer shall be solely responsible for any increased taxes resulting from the change in ownership of the Property from Seller to Buyer or resulting from an increased tax levy based upon the Consideration paid hereunder.
(iii)    Major Tenant Property Taxes. Property Taxes for which Major Tenant is responsible are advanced by Seller to an impound account established with the Existing Lender and are paid when due by the Existing Lender. The portion of each such semi-annual installment of Property Taxes for which Major Tenant is responsible are reimbursed by Major Tenant to Seller upon submittal by Seller to

Purchase and Sale Agreement

Major Tenant of an invoice and evidence that such semi-annual installment has been received by the County tax collector. Accordingly, if prior to the Closing, Seller has advanced and has not been reimbursed for all or any portion of Major Tenant’s share of the first installment of Property Taxes for tax year 2017-2018, Seller shall have the right to take collection measures against any delinquent Tenant (including litigation), however Seller shall not seek any remedy which would interfere with Major Tenant’s continued occupancy and full use of its premises under Major Tenant’s Lease. In the event that Buyer collects any delinquent rents relating to any period before the Closing Date, Buyer shall promptly pay such amounts over to Seller in accordance with the procedures set forth in subsection (d) below. If Seller takes action to collect the Property Tax reimbursement from Major Tenant, Seller shall indemnify, protect, defend, and hold Buyer harmless from (i) costs and expenses reasonably incurred by Buyer (including reasonable attorney’s fees) in connection with any claims asserted against Buyer by Major Tenant in defense against such collection measures by Seller, except to the extent such claims are based on wrongdoing on the part of Buyer, and (ii) costs or expenses (including reasonable attorney’s fees and costs) reasonably incurred by Buyer if as part of such defense against Seller’s collection efforts Major Tenant seeks to add Buyer as a party or witness, or take discovery from Buyer. The foregoing indemnity shall survive the Close of Escrow and the termination of this Agreement.
(iv)    Security Deposits. Seller shall deliver to Buyer all prepaid rents, security deposits, letters of credit and other collateral actually held by Seller or any of its Affiliates under any of the Leases, to the extent not applied by Seller to amounts owing by a Tenant as permitted by the Leases prior to the Closing Date.
(d)    Post-Closing Adjustments. After the Closing Date, Seller and Buyer shall make post-Closing adjustments in accordance with the following:
(i)    Non-delinquent Rents. If either Buyer or Seller collects any non-delinquent Rents or Additional Rents applicable to the month in which the Closing occurred, such Rents or Additional Rents shall be prorated as of the Closing Date and paid to the Party entitled thereto within ten (10) days after receipt.
(ii)    Delinquent Rents for month in which the Closing occurred. If either Buyer or Seller collects any Rents or Additional Rents that were delinquent as of the Closing Date and that relate to the rental period in which the Closing occurred, then such Rents or Additional Rents shall be applied in the following order of priority: first, to reimburse Buyer or Seller for all reasonable out-of-pocket, third-party collection costs actually incurred by Buyer or Seller in collecting such Rents or Additional Rents (including the portion thereof relating to the period after the Closing Date); second, to satisfy such Tenant’s Rent or Additional Rent obligations relating to the period after the Closing Date; and third, to satisfy such delinquent Rent or Additional Rent obligations relating to the period prior to the Closing Date. Seller shall have the right to take collection measures against any delinquent Tenants

Purchase and Sale Agreement

(including litigation), however Seller shall not seek any remedy which would interfere with any Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. If Seller takes action to collect delinquent Rents or Additional Rents from any Tenant, Seller shall indemnify, protect, defend, and hold Buyer harmless from (i) costs and expenses reasonably incurred by Buyer (including reasonable attorney’s fees) in connection with any claims asserted against Buyer by such Tenant in defense against such collection measures by Seller, except to the extent such claims are based on wrongdoing on the part of Buyer, and (ii) costs or expenses (including reasonable attorney’s fees and costs) reasonably incurred by Buyer if as part of such defense against Seller’s collection efforts Tenant seeks to add Buyer as a party or witness, or take discovery from Buyer. The foregoing indemnity shall survive the Close of Escrow and the termination of this Agreement.
(iii)    Percentage Rents. To the extent that Buyer receives any Percentage Rents after the Closing Date that are applicable to the period of time before the Closing Date (including any such amounts received after any cut-off date for prorated rents set forth in this Section 7), Buyer shall render an accounting to Seller with respect to such Percentage Rents and such Percentage Rents shall be applied in the following order of priority: (i) first to Buyer for the period covered by such Percentage Rents following the calendar month in which the Closing occurred until the Tenant under its Lease is current with respect to all Percentage Rents applicable to periods after the Closing Date, and all expenses reasonably incurred by Buyer collecting such rents, (ii) then to Seller and Buyer for the calendar month in which the Closing occurred with such rents and other similar payments being prorated in the same manner as otherwise provided in this Section 7 at Closing and on the Closing Statement, and (iii) then to Seller for the period prior to the month in which the Closing occurred. If Percentage Rents are based on other than a month-to-month basis (e.g., on a quarterly or annual basis), Percentage Rents collected by Buyer after the Closing Date and applicable to the period of time before the Closing Date shall be prorated as of the Closing Date based on the number of days in such period for which such Percentage Rents are paid.
(iv)    Expenses. With respect to any invoice received by Buyer or Seller after the Closing Date for Expenses that relate to the period in which the Closing occurred and for which a proration was not made at the Closing pursuant to the proration statement delivered to Buyer by Seller prior to the Closing, the Party receiving such invoice shall give the other Party written notice of such invoice, and the other Party shall have thirty (30) days to review and approve the accuracy of any such invoice. If the Parties agree that the invoice is accurate and should be paid, Seller shall compute Seller’s pro rata share, write a check for that amount in favor of the vendor, and then send the invoice and check to Buyer, in which case Buyer agrees that it will pay for its share and forward the invoice and the two payments to the vendor.

Purchase and Sale Agreement

(v)    Payment of 2017 Expenses by Tenants; True Up. To the extent that Seller has actually collected any portion of Expenses from Tenants under the Leases as Additional Rents for calendar year 2017, Seller may retain all such Additional Rents in amounts not to exceed such Tenants’ share of Expenses actually paid, as determined by the 2017 Stub Reconciliation (defined below). Within sixty (60) days after the Closing, Seller shall prepare and deliver to Buyer a reconciliation Expense statement for the period from and after January 1, 2017, to but not including the Closing Date (the “2017 Stub Reconciliation”). If the 2017 Stub Reconciliation evidences that Seller under-collected Expenses from Tenants for such period, Seller shall be responsible to and shall have the right to take collection measures against any underpaying Tenants (including litigation), however Seller shall not seek any remedy which would interfere with any Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. If the 2017 Stub Reconciliation evidences that Seller has over-collected Additional Rent from Tenants for such period and Buyer did not receive a credit at Closing for the Expenses to which such Additional Rents applies, Seller shall pay such over-collected amounts to Buyer within thirty (30) days after delivery of the 2017 Stub Reconciliation, and Buyer shall thereafter be responsible for making reimbursement to the Tenants or applying the same to Expenses in accordance with the Leases. The 2017 Stub Reconciliation shall be final and binding on the parties as to 2017 Additional Rent and shall not be subject to modification or adjustment based on subsequent or later reconciliations prepared by Buyer or required under the Leases. If Seller takes action to collect underpayments from any Tenant, Seller shall indemnify, protect, defend, and hold Buyer harmless from (i) costs and expenses reasonably incurred by Buyer (including reasonable attorney’s fees) in connection with any claims asserted against Buyer by such Tenant in defense against such collection measures by Seller, except to the extent such claims are based on wrongdoing on the part of Buyer, and (ii) costs or expenses (including reasonable attorney’s fees and costs) reasonably incurred by Buyer if as part of such defense against Seller’s collection efforts Tenant seeks to add Buyer as a party or witness, or take discovery from Buyer. The foregoing indemnity shall survive the Close of Escrow and the termination of this Agreement.
(vi)    Survival of Obligations. The obligations of Seller and Buyer under the Subsection entitled “Post-Closing Adjustments” shall survive the Closing for a period of six (6) months from the Closing Date, at which point all such adjustments shall be made in a final accounting and all prorations hereunder shall be deemed final for all purposes; provided, however, the final true-up of 2017 Expenses shall be based on the 2017 Stub Reconciliation.
(e)    Allocation of Closing Costs. Closing costs shall be allocated as set forth below:
(i)    Escrow charges: 50% to Buyer and 50% to Seller.
(ii)    Recording fees for Deed: 100% to Seller.

Purchase and Sale Agreement

(iii)    Title insurance premium for the Title Policy: 100% to Seller for the premium for standard owner’s coverage in the amount of the Purchase Price. Buyer shall be solely responsible for the cost of survey and extended coverage and all endorsements other than endorsements obtained by Seller to remove exceptions Seller agrees to remove, which shall be at Seller’s cost.
(iv)    Transfer taxes: 100% to Seller.
(v)    Survey costs: 100% to Seller for the initial Survey; 100% to Buyer for updates, modifications and certification.
(vi)    Attorneys’ Fees: Each party to pay its own fees.
(vii)    Other: According to custom where the Property is located.
8.Tenant Estoppels. Seller shall use all reasonable efforts to obtain a Tenant Estoppel from all Tenants. Seller shall deliver completed Tenant Estoppels to Buyer as they are received by Seller, and shall use all reasonable efforts to deliver all Tenant Estoppels to Buyer no later than three (3) days prior the Closing Date. It shall be a condition to Buyer’s obligation to close the acquisition of the Property that not later than the Closing Date:
(a)Seller shall have delivered to Buyer Tenant Estoppels from the Required Tenants, which Tenant Estoppels shall (i) be dated no earlier than forty-five (45) days prior to the Closing Date, (ii) conform to the most recent Rent Roll, (iii) allege no outstanding and uncured defaults, offsets, or claims under the Lease, and (iv) allege no facts that are inconsistent in any material respect with the representations and warranties of Seller in this Agreement or the Due Diligence Materials provided by Seller to Buyer; or
(b)Buyer acknowledges that Major Tenant has, and other Tenants may have, a form of estoppel set forth in such Tenant’s Lease. Notwithstanding anything in this Agreement, Buyer agrees that the delivery by a Tenant of an estoppel certificate either (i) substantially in the form attached to or required under such Tenant’s Lease, or (ii) on a commercially reasonable, standard form of the Tenant in the case of any Tenant with a national or regional presence and no fewer than seventy-five (75) locations, shall be accepted by Buyer.
9.Transfer of Property “As Is”.
(a)EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER MADE IN THIS AGREEMENT, BUYER, FOR ITSELF, ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS, ACKNOWLEDGES THAT NO SELLER RELATED PARTY HAS MADE ANY ORAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTEES WHATSOEVER TO BUYER, WHETHER EXPRESS OR IMPLIED, REGARDING THE PROPERTY OR ANY CONSTITUENT ELEMENT OF THE PROPERTY (INCLUDING THE LAND, IMPROVEMENTS AND LEASE) AND, IN PARTICULAR, NO SUCH REPRESENTATIONS, WARRANTIES, GUARANTIES OR PROMISES HAVE BEEN MADE WITH RESPECT TO THE

Purchase and Sale Agreement

PHYSICAL CONDITION OR OPERATION OF THE PROPERTY, TITLE TO OR THE BOUNDARIES OF THE PROPERTY, SOIL CONDITIONS, THE ENVIRONMENTAL CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE PRESENCE, DISCOVERY, RELEASE, THREATENED RELEASE OR REMOVAL OF HAZARDOUS MATERIALS (INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF ASBESTOS OR ASBESTOS CONTAINING MATERIALS), THE ACTUAL OR PROJECTED REVENUE AND EXPENSES FOR THE PROPERTY, THE ZONING AND OTHER LAWS, REGULATIONS OR RULES APPLICABLE TO THE PROPERTY OR THE COMPLIANCE OF THE PROPERTY THEREWITH, THE AVAILABILITY OR ADEQUACY OF ENTITLEMENTS OR APPROVALS FOR DEVELOPMENT OF THE PROPERTY OR ANY PORTION THEREOF, THE USE OR OCCUPANCY OF THE PROPERTY OR ANY PART THEREOF, OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT AS, AND SOLELY TO THE EXTENT, SPECIFICALLY SET FORTH IN THIS AGREEMENT. EXCEPT FOR ITS RELIANCE ON THE REPRESENTATIONS AND WARRANTIES OF SELLER SPECIFICALLY SET FORTH HEREIN AND SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, BUYER AGREES TO ACCEPT THE PROPERTY “AS IS, WHERE-IS, AND WITH ALL FAULTS” IN ITS PRESENT CONDITION, SUBJECT IN THE CASE OF THE REAL PROPERTY TO REASONABLE USE, WEAR AND TEAR, BETWEEN THE DATE HEREOF AND THE CLOSING DATE, AND FURTHER AGREES THAT EXCEPT FOR ANY BREACH OF ITS REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH HEREIN, SELLER SHALL NOT BE LIABLE FOR ANY LATENT DEFECTS IN THE PROPERTY OR BOUND IN ANY MANNER WHATSOEVER BY ANY GUARANTEES, PROMISES, PROJECTIONS, OPERATING STATEMENTS, SETUPS OR OTHER INFORMATION PERTAINING TO THE PROPERTY MADE, FURNISHED OR CLAIMED TO HAVE BEEN MADE OR FURNISHED BY SELLER OR ANY SELLER RELATED PARTY, WHETHER ORALLY OR IN WRITING.
(a)    Buyer’s delivery of an Approval Notice is Buyer’s acknowledgement that it will have reviewed or have had adequate time and opportunity to review the Due Diligence Materials and conduct its diligence review of the Property and matters affecting the Property.
(b)    Buyer further acknowledges that certain of the Due Diligence Materials may have been prepared by parties other than Seller and Seller makes no representation or warranty of any kind whatsoever, express or implied, as to the accuracy or completeness of any Due Diligence Materials prepared by third parties.
(c)    Buyer acknowledges that it has not relied upon any representations or warranties by Seller or any Seller Related Party not specifically set forth herein, and has entered into this Agreement after having made and relied solely on its own independent investigation, inspections, analyses, appraisals and evaluations of facts and circumstances.
(d)    Buyer is an experienced purchaser of commercial real properties, and has retained, or has access to, advisors and consultants sophisticated in the purchase of commercial real

Purchase and Sale Agreement

property. Buyer and its advisors have experience in acquiring, owning and operating real property in the nature of the Property. Buyer is familiar with the risks associated with sale transactions that involve purchases based on limited information, representations and disclosures. Buyer understands and is freely taking all risks involved in connection with this transaction.
(e)    Buyer acknowledges that, except as specifically set forth herein, Seller hereby specifically disclaims any warranty or guaranty, oral or written, implied or arising by operation of law, and any warranty of condition, habitability, merchantability or fitness for a particular purpose, in respect to the Property.
(f)    Except for those matters expressly set forth in this Agreement to survive the Closing and except for the agreements of Seller and Buyer set forth in the closing documents or otherwise entered into at the Closing, Buyer agrees that Buyer’s acceptance of the Deed shall be and be deemed to be an agreement by Buyer that Seller has fully performed, discharged and complied with all of Seller’s obligations, covenants and agreements hereunder and that Seller shall have no further liability with respect thereto.
(g)    AS A MATERIAL INDUCEMENT TO SELLER TO AGREE TO SELL THE PROPERTY TO BUYER AND TO EXECUTE THIS AGREEMENT, EXCEPT TO THE EXTENT SPECIFICALLY PROVIDED TO THE CONTRARY HEREIN OR IN THE DEED AND OTHER INSTRUMENTS TO BE EXECUTED AND DELIVERED BY SELLER AT THE CLOSING, OR ANY ACTION FOR BREACH OF ANY REPRESENTATION, WARRANTY AND/OR COVENANT OF SELLER SPECIFICALLY SET FORTH HEREIN, BUYER, FOR ITSELF AND ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE SELLER RELATED PARTIES FROM ALL CLAIMS, CAUSES OF ACTION, DEMANDS, LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEY’S FEES AND DISBURSEMENTS WHETHER SUIT IS INSTITUTED OR NOT) WHICH BUYER HAS OR MAY HAVE IN THE FUTURE ON ACCOUNT OF OR IN ANY WAY ARISING OUT OF THE PROPERTY OR ANY OF ITS CONSTITUENT ELEMENTS (INCLUDING THE LAND, THE IMPROVEMENTS, THE PERSONAL PROPERTY, THE GENERAL INTANGIBLES, THE CONTRACTS AND THE LEASE), INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO (I) ALL MATTERS DESCRIBED IN SUBPARAGRAPH (A), ABOVE AS ACCEPTED BY BUYER IN “AS IS, WHERE IS, WITH ALL FAULTS” CONDITION, (II) THE STRUCTURAL AND PHYSICAL CONDITION OF THE REAL PROPERTY OR ITS SURROUNDINGS, (III) THE FINANCIAL CONDITION OF THE OPERATION OF THE PROPERTY EITHER BEFORE OR AFTER THE CLOSING DATE, (IV) ANY LAW, ORDINANCE, RULE, REGULATION, RESTRICTION OR LEGAL REQUIREMENT WHICH IS NOW OR MAY HEREAFTER BE APPLICABLE TO THE PROPERTY, (V) THE FINANCIAL CONDITION OR STATUS OF TENANT OR TENANCY FOR THE PROPERTY, (VI) THE ENVIRONMENTAL CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS

Purchase and Sale Agreement

MATERIALS IN, AT, ABOUT OR UNDER THE PROPERTY OR THE APPLICABILITY TO THE PROPERTY OF ANY ENVIRONMENTAL LAWS, AS SUCH ACTS MAY BE AMENDED FROM TIME TO TIME, OR ANY OTHER FEDERAL, STATE OR LOCAL STATUTE OR REGULATION RELATING TO ENVIRONMENTAL CONTAMINATION AT, IN OR UNDER THE PROPERTY, (VII) THE PRESENCE OR CONDITION OF UNDERGROUND STORAGE TANKS AT THE PROPERTY, OR THEIR COMPLIANCE WITH APPLICABLE LAWS, (VIII) ANY OTHER CONDITIONS, INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL AND OTHER PHYSICAL CONDITIONS, AFFECTING THE PROPERTY WHETHER THE SAME ARE A RESULT OF NEGLIGENCE OR OTHERWISE, INCLUDING SPECIFICALLY, BUT WITHOUT LIMITATION, ANY CLAIM FOR INDEMNIFICATION OR CONTRIBUTION ARISING UNDER ENVIRONMENTAL LAWS (AS DEFINED IN ADDENDUM I), WHETHER ARISING BASED ON EVENTS THAT OCCURRED BEFORE, DURING, OR AFTER SELLER’S PERIOD OF OWNERSHIP OF THE PROPERTY AND WHETHER BASED ON THEORIES OF INDEMNIFICATION, CONTRIBUTION OR OTHERWISE. THE RELEASE SET FORTH IN THIS SECTION SPECIFICALLY INCLUDES, WITHOUT LIMITATION, ANY CLAIMS UNDER ENVIRONMENTAL LAWS (AS DEFINED IN ADDENDUM I) OR UNDER THE AMERICANS WITH DISABILITIES ACT OF 1990, AS ANY OF THOSE LAWS MAY BE AMENDED FROM TIME TO TIME AND ANY REGULATIONS, ORDERS, RULES OF PROCEDURES OR GUIDELINES PROMULGATED IN CONNECTION WITH SUCH LAWS, REGARDLESS OF WHETHER THEY ARE IN EXISTENCE ON THE DATE OF THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, SELLER SHALL REMAIN LIABLE FOR, AND BUYER DOES NOT WAIVE OR RELEASE CLAIMS BASED ON FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SELLER OR ANY SELLER RELATED PARTY. BUYER SHALL NOT MAKE OR INSTITUTE ANY CLAIMS AGAINST ANY OF THE SELLER RELATED PARTIES WHICH ARE INCONSISTENT WITH THE FOREGOING. BUYER AGREES THAT THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OR WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST, WHICH IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER’S RELEASE TO SELLER. ACCORDINGLY, AND WITHOUT LIMITING THE FOREGOING, BUYER HEREBY WAIVES CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
IN THIS CONNECTION AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, BUYER AGREES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO

Purchase and Sale Agreement

CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES AND ACKNOWLEDGES THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE, AND ACQUIT THE SELLER RELATED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES EXCEPT TO THE EXTENT CAUSED BY FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SELLER OR ANY SELLER RELATED PARTY. BUYER ACKNOWLEDGES THAT BUYER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF BUYER’S SELECTION AND BUYER IS GRANTING THIS RELEASE OF ITS OWN VOLITION AND AFTER CONSULTATION WITH BUYER’S COUNSEL. BUYER ACKNOWLEDGES THAT BUYER HAS CAREFULLY REVIEWED THIS SECTION 9 AND DISCUSSED ITS IMPORT WITH LEGAL COUNSEL AND THAT THE PROVISIONS OF THIS SECTION 9 ARE A MATERIAL PART OF THIS AGREEMENT.
Buyer’s Initials ______
(h)    In no event shall Seller be liable to Buyer for any incidental, special, exemplary, punitive or consequential damages, including, without limitation, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property, due to the condition of the Property.
(i)    THIS SECTION 9 SHALL SURVIVE CLOSING AND DELIVERY OF THE DEED, OR TERMINATION OF THIS AGREEMENT, AND SHALL BE DEEMED INCORPORATED BY REFERENCE AND MADE A PART OF ALL DOCUMENTS DELIVERED BY SELLER TO BUYER IN CONNECTION WITH THE SALE OF THE PROPERTY.
10.Seller’s Representations and Warranties. Seller represents and warrants to Buyer the matters set forth on Addendum II, which is incorporated herein by this reference as though fully set forth herein. Other than as expressly contained in this Agreement and Addendum II, Seller makes no representations or warranties of any kind relating to the Property or its condition or fitness. Buyer is entitled to rely on Seller’s representations and warranties notwithstanding Buyer’s inspection and investigation of the Property, except to the extent that Buyer has Actual Knowledge on or before the Closing Date that any such representation or warranty is inaccurate in any material respect, and such inaccuracy did not result from a Seller R&W Breach (as defined below). Seller shall promptly notify Buyer if, prior to the Closing, Seller has Actual Knowledge that any representation or warranty of Seller was inaccurate in any material respect on the Effective Date (a “Seller R&W Breach”), or was true when given on the Effective Date but became inaccurate in any material respect after the Effective Date (a “Seller R&W Change”). If, prior to the Closing, Buyer has Actual Knowledge (whether from Seller or its own investigation) that a Seller R&W

Purchase and Sale Agreement

Breach has occurred and Seller is unable to cure such Seller R&W Breach within ten (10) days after notice from Buyer of such R&W Breach, such Seller R&W Breach shall be a default on the part of Seller, and Buyer, in its sole discretion, shall have the right, as its sole and exclusive remedies, to (i) terminate this Agreement, upon which termination the Earnest Money (plus interest earned thereon) shall be returned to Buyer, and if such Seller R&W Breach has resulted in a loss in excess of the Material Damage Floor, Seller shall pay the Expense Reimbursement to Buyer within ten (10) Business Days after delivery to Seller of reasonable evidence of the loss sustained by Buyer and a statement of Buyer’s reimbursable expenses, in which case the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement, or (ii) waive such Seller R&W Breach and proceed to Closing. If, prior to the Closing, Buyer has Actual Knowledge (whether from Seller or its own investigation) that a Seller R&W Change has occurred, such Seller R&W Change was not caused by a material breach by Seller of its covenants under this Agreement or by an affirmative, intentional act on the part of Seller which caused such representation and warranty to become inaccurate in any material respect, and Seller is unable within ten (10) days after notice from Buyer of such R&W Change to eliminate such inaccuracy, Buyer shall have the right, as its sole and exclusive remedy, to (i) terminate this Agreement, upon which termination the Earnest Money (plus interest earned thereon) shall be returned to Buyer and the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement, or (ii) waive such Seller R&W Change and proceed to Closing. If, however, such Seller R&W Change was caused by a material breach by Seller of its covenants under this Agreement or by an affirmative, intentional act on the part of Seller which caused such representation and warranty to become inaccurate in any material respect, such Seller R&W Change shall constitute a Seller R&W Breach, and if Seller is unable to cure such Seller R&W Breach within ten (10) days after notice from Buyer of such Seller R&W Breach, such Seller R&W Breach shall be a default on the part of Seller, and Buyer, in its sole discretion, shall have the right, as its sole and exclusive remedies, to (i) terminate this Agreement, upon which termination the Earnest Money (plus interest earned thereon) shall be returned to Buyer, and if such Seller R&W Breach has resulted in a loss in excess of the Material Damage Floor, Seller shall pay the Expense Reimbursement to Buyer within ten (10) Business Days after delivery to Seller of reasonable evidence of the loss sustained by Buyer and a statement of Buyer’s reimbursable expenses, in which case the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement, or (ii) waive such Seller R&W Breach and proceed to Closing. If, prior to the Closing, Buyer has Actual Knowledge that any representation or warranty of Seller is inaccurate in any material respect and Buyer consummates the Closing, such representation or warranty shall be deemed modified by Buyer’s Actual Knowledge. Seller shall be liable to Buyer for a breach by Seller of any one or more of the representations and warranties of Seller made herein, only if (i) the breach thereof is first discovered subsequent to Closing, (ii) the claim thereon is asserted by Buyer to Seller in writing on or before the date one (1) year after Closing, and (iii) the amount of any such loss, cost, liability, damage and expense suffered by Purchaser (when aggregated with all other amounts for which Seller may be liable in connection with breaches of its representations, warranties or covenants under this Agreement) shall exceed the Material Damage Floor. In no event shall the amount of any such loss, cost, liability, damage and expense for which Seller shall be liable under this Section 10 (when aggregated with all other damages for which Seller may be liable in

Purchase and Sale Agreement

connection with breaches of its representations, warranties or covenants under this Agreement) exceed the Material Damage Ceiling.
11.Buyer’s Representations and Warranties. Buyer hereby represents and warrants, as of the Effective Date and as of the Closing Date, to Seller as follows:
(a)    Buyer is duly organized, validly existing and in good standing under the laws of the State of its formation, and as of the Closing will be qualified to do business in the State in which the Property is located.
(b)    Buyer has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Buyer and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Buyer which are to be delivered to Seller at Closing have been duly executed and delivered by Buyer and are or at the time of Closing will be the legal, valid and binding obligation of Buyer and enforceable against Buyer in accordance with its or their respective terms, except as the enforcement thereof may be limited by applicable Creditors’ Rights Laws. Buyer is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.
(c)    The entities and individuals executing this Agreement and the instruments referenced herein on behalf of Buyer and its constituent entities, if any, have the legal power, right and actual authority to bind Buyer to the terms and conditions hereof and thereof.
(d)    Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will violate or conflict, in any material respect, with any provision of Buyer’s organizational documents or, to Buyer’s Actual Knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Buyer is subject, and which violation or conflict would have a material adverse effect on Buyer. Buyer is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Buyer of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.
(e)    To Buyer’s Actual Knowledge all material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to Seller.
(f)    Buyer has made (or will make prior to the Closing Date) an independent investigation with regard to the Property, will have ascertained to its satisfaction the extent to which the Property complies with applicable zoning, building, environmental, health and safety and all other laws codes and regulations, and Buyer’s intended use thereof, including without limitation, review and/or approval of matters disclosed by Seller pursuant to this Agreement.

Purchase and Sale Agreement

(g)    There is no litigation pending or, to Buyer’s Actual Knowledge, threatened, against Buyer or any basis therefor that might materially and detrimentally affect the ability of Buyer to perform its obligations under this Agreement. Buyer shall notify Seller promptly of any such litigation of which Buyer becomes aware.
(h)    Buyer is not, nor is any person who owns a controlling interest in or otherwise controls Buyer, (a) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or on any other similar list maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, “OFAC Laws and Regulations”); or (b) a person either (i) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), 66 Fed. Reg. 49079 (effective September 24, 2001, and published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders (collectively, the “Executive Orders”). Neither Buyer nor any of its principals or affiliates is (x) a person or entity with which Seller is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, or that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Orders, or (y) is directly or indirectly affiliated or associated with a person or entity listed in the preceding clause (x). To the best knowledge of Buyer, neither Buyer nor any of its principals or affiliates, nor any brokers or other agents acting in any capacity in connection with the transactions contemplated herein (I) directly or indirectly deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Orders, (II) directly or indirectly engages in any transaction in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or (III) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. As used herein, “Anti-Terrorism Law” means the OFAC Laws and Regulations, the Executive Orders and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as amended.
12.Risk of Loss.
(a)    Notice of Loss. If, prior to the Closing Date, any portion of the Property suffers a Minor or Major Loss, Seller shall immediately notify Buyer of that fact, which notice shall include sufficient detail to apprise Buyer of the current status of the Property following such loss.
(b)    Minor Loss. Buyer’s obligations hereunder shall not be affected by the occurrence of a Minor Loss, provided that: (i) upon the Closing, there shall be a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of such Minor Loss (net of any amounts applied to restoration

Purchase and Sale Agreement

and reasonable expenses incurred by Seller in collecting such proceeds or awards), plus the amount of any insurance deductible; or (ii) insurance or condemnation proceeds available to Seller are sufficient to cover the cost of restoration and the insurance carrier has admitted liability for the payment of such costs. If all or part of the proceeds or awards have not been collected as of the Closing, then Seller’s right, title and interest to such proceeds or awards shall be assigned to Buyer at the Closing, together with a credit against the Consideration in the amount of any insurance deductible. This provision shall not limit any of the Buyer’s repair obligations under the Leases. If there is a Minor Loss and insurance coverage as set forth above is not available, Buyer shall have the same rights as if it was a Major Loss.
(c)    Major Loss. In the event of a Major Loss, Buyer may, at its option to be exercised by written notice to Seller within twenty (20) days of Seller’s notice to Buyer of the occurrence thereof, elect to either (i) terminate this Agreement, or (ii) consummate the acquisition of the Property for the full Consideration, subject to the following. If Buyer elects to proceed with the acquisition of the Property, then the Closing shall be postponed if necessary, to occur on the later of the then-scheduled Closing Date or the date which is ten (10) Business Days after Buyer makes such election and, upon the Closing, Buyer shall be given a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of such Major Loss (net of any amounts applied to restoration and reasonable expenses incurred by Seller in collecting such proceeds or awards), plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Seller’s right, title and interest to such proceeds or awards shall be assigned to Buyer, and Seller will cooperate with Buyer as reasonably requested by Buyer in the collection of such proceeds or award. If Buyer fails to give Seller notice within such twenty (20)-day period, then Buyer will be deemed to have elected to terminate this Agreement. If the Agreement is not terminated, Buyer shall be responsible for performance by Buyer as “landlord” under the Leases, including any repair obligations of landlord, and nothing herein shall limit Buyer’s repair obligations or other obligations under the Leases.
13.Seller’s Continued Operation of the Property.
(a)    General. Except as otherwise contemplated or permitted by this Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller will operate, maintain and repair the Property in a prudent manner, in the ordinary course of business, on an arm’s-length basis and consistent with its past practices as an institutional owner and property manager.
(b)    Actions Requiring Buyer’s Consent. Notwithstanding the above terms of this Section, from the Approval Date until the Closing Date, Seller shall not, without the prior written approval of Buyer, which approval shall not be unreasonably withheld, conditioned or delayed, take any of the following actions except as required by law or existing contractual obligations of Seller:
(i)    Leases. Execute any new Lease or renew the Lease; or bring an action to enforce the Lease; or terminate the Lease; or modify or waive any material term of

Purchase and Sale Agreement

the Lease; provided, however, that if Seller has delivered notice to Buyer of Seller’s request for Buyer’s approval and Buyer has not responded to Seller’s request for approval within two (2) Business Days, then Buyer shall be deemed to have disapproved and rejected the Lease activity in question; or
(ii)    Contracts. Except as otherwise required under this Agreement, enter into, execute or terminate any easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property that will survive the Closing and be binding on Buyer or the Property after the Closing; provided, however, that if Seller has delivered notice to Buyer of Seller’s request for Buyer’s approval and Buyer has not responded to Seller’s request for approval within two (2) Business Days, then Buyer shall be deemed to have disapproved and rejected the activity in question.
(c)    Tenant Improvement Allowances and Leasing Commissions.
(i)    New Leases, Renewals, Modifications. In connection with any new lease, or any renewal of a lease or modification of any existing Lease which extends the term or expands the premises under such Lease other than under an option or right governed by subsections (c)(iii) or (c)(iv) below, and is entered into between the Effective Date and the Closing, Tenant Improvement Costs and Leasing Commissions in connection with any such new lease, renewal or modification, shall be prorated between Buyer and Seller in proportion to the ratio between the portion of the new lease term or renewal term which occurs prior to the Closing Date and the portion of the new lease term or renewal term which occurs after the Closing Date.
(ii)    Existing Leases. Subject to subsections (c)(iii) and (c)(iv) below, Seller shall be responsible for Tenant Improvement Allowances and Leasing Commissions for all Leases (and amendments thereto) entered into prior to the Effective Date, and Seller’s obligations with respect thereto shall survive the Closing.
(iii)    Tenant Rights Under Existing Leases. If, during the period between the Effective Date and the Closing Date, any Tenant shall exercise an option or right under an existing Lease to renew the Lease, extend the term of the Lease, or expand its premises, any obligation for Tenant Improvement Allowances and Leasing Commissions associated with the exercise of such option or right shall be prorated between Seller and Buyer in proportion to the ratio between the portion of the extended lease term resulting from the exercise of the option which occurs prior to the Closing Date and the portion thereof which occurs after the Closing Date.
(iv)    Post-Closing Extensions, Renewals, Modifications. If, on or after the Closing Date, any Tenant shall exercise an option or right under an existing Lease to renew the Lease, extend the term of the Lease, or expand its premises, any obligation for Tenant Improvement Allowances and Leasing Commissions

Purchase and Sale Agreement

associated with the exercise of such option or right shall be the responsibility of Buyer.
14.Non-Consummation of the Transaction. If the transaction is not consummated on or before the Closing Date, the following provisions shall apply:
(a)    No Default. If the purchase and sale of the Property under this Agreement is not consummated for a reason other than a default by one of the Parties, then (i) the Title Company and each Party shall return to the depositor thereof the Earnest Money and all other funds and items which were deposited hereunder (except that Seller shall retain the Non-Refundable Payment); and (ii) Seller and Buyer shall each bear one-half of any Escrow cancellation charges. Any return of funds or other items by the Title Company or any Party as provided herein shall not relieve either Party of any liability it may have for its wrongful failure to close.
(b)    Default by Seller. If the transaction is not consummated as a result of a default by Seller, then Buyer, as its sole and only remedies hereunder, to the exclusion of all other potential remedies under this Agreement, at law or in equity, may either (i) terminate this Agreement by delivery of notice of termination to Seller, whereupon (A) the Earnest Money plus interest accrued thereon shall be immediately returned to Buyer, and (B) Seller shall pay to Buyer its Expense Reimbursement, in which case neither Party shall have any further rights or obligations hereunder other than those rights and obligations which expressly survive termination of this Agreement; or (ii) continue this Agreement pending Buyer’s action for specific performance, provided, however, that any such action for specific performance shall not include an action for damages and shall be filed and served by Buyer within forty-five (45) days of the date which is the later of (x) the termination of this Agreement by Seller, or (y) the date on which Buyer has Actual Knowledge of the event or occurrence comprising the alleged default on the part of Seller, it being the intent of the Parties hereto that any failure of Buyer to meet the time deadline set for filing shall be deemed to be Buyer’s election to waive and relinquish any rights to enforce specific performance of this Agreement. In the event Buyer files an action for specific performance in accordance with subparagraph (ii) above and Seller prevails in such action, then in addition to its obligations under Section 15(l) below, Buyer shall be obligated to pay to Seller an amount equal to the Specific Performance Amount as liquidated damages in order to compensate Seller for actual costs, damages and losses, as well as lost opportunity costs, suffered by Seller due to its inability to sell the Property to a third party pending the resolution of Buyer’s specific performance action. Buyer acknowledges that the damages suffered by Seller due to a delay in selling the Property are difficult to determine and that the Specific Performance Amount has been agreed upon, after negotiation, as the parties’ reasonable estimate of such Seller’s damages. If the transaction is not consummated as a result of a default by Seller that is an intentional, willful refusal by Seller to convey the Property to Buyer for the purpose of selling the Property to a third-party (a “Willful Default”) (and no default on the part of Buyer then exists), then Buyer, as its sole and only remedies hereunder, to the exclusion of all other potential remedies under this Agreement, at law or in equity, may either (i) terminate this Agreement by delivery of notice of termination to Seller,

Purchase and Sale Agreement

whereupon (A) the Earnest Money plus interest accrued thereon shall be immediately returned to Buyer, and (B) Seller shall pay to Buyer the sum of Two Hundred Fifty Thousand and No/100ths Dollars ($250,000) (the “Willful Default Payment”), in which case neither Party shall have any further rights or obligations hereunder other than those rights and obligations which expressly survive termination of this Agreement; or (ii) waive any right to the Willful Default Payment and continue this Agreement pending Buyer’s action for specific performance as provided in, and subject to, the foregoing terms and conditions regarding any suit for specific performance brought by Buyer. THE PARTIES HAVE AGREED THAT BUYER’S ACTUAL DAMAGES, IN THE EVENT OF A WILLFUL DEFAULT BY SELLER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE WILLFUL DEFAULT PAYMENT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES’ REASONABLE ESTIMATE OF BUYER’S DAMAGES FROM A WILLFUL DEFAULT. Notwithstanding anything to the contrary in this Agreement, (i) in no event shall Seller be liable to Buyer in connection with any breach or default on the part of Seller under this Agreement for any incidental, special, exemplary, punitive or consequential damages, including, without limitation, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property, and (ii) in no event or circumstance shall any of the members, partners, employees, representatives, officers, directors, agents, advisors, property management company, affiliated or related entities of Seller or Seller’s property management company (collectively, the “Seller Parties”) have any personal liability under this Agreement.
Buyer’s Initials              Seller’s Initials
(c)    Default by Buyer. If the Closing does not occur as a result of a default by Buyer, then (i) Buyer shall pay all escrow cancellation charges, (ii) to the extent it has not previously been delivered to Seller, the Title Company shall deliver Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00) of the Earnest Money (the “Non-Refundable Earnest Money”) to Seller as its full and complete liquidated damages and its sole and exclusive remedy for Buyer’s default (provided that this provision shall not limit the Seller’s right to enforce Buyer’s obligations pursuant to Sections 4(c), 15(f) and 15(l), and to obtain monetary damages from Buyer pursuant to those provisions above and beyond any amounts collected pursuant to this liquidated damages provision), (iii) the Title Company shall return the balance of the Earnest Money (and any interest thereon) to Seller, and (iv) this Agreement shall terminate. If the transaction is not consummated because of a default by Buyer, the Non-Refundable Earnest Money shall be paid to and retained by Seller as liquidated damages and the remaining amount of the Earnest Money in excess of such liquidated damages amount, plus any interest on the Earnest Money, shall be returned to Buyer. THE PARTIES HAVE AGREED THAT SELLER’S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE NON-REFUNDABLE EARNEST MONEY HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES’

Purchase and Sale Agreement

REASONABLE ESTIMATE OF SELLER’S DAMAGES (IN ADDITION TO ANY FEES AND COSTS TO WHICH SELLER IS ENTITLED UNDER SECTION 15(l)) AND AS SELLER’S EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER; PROVIDED, HOWEVER, NOTHING HEREIN SHALL RELIEVE BUYER OF THE INDEMNITY OBLIGATIONS OF BUYER UNDER SECTIONS 4(c) AND 15(f), WHICH EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT. Notwithstanding anything to the contrary contained in this Section 14(c), in the event of (i) Buyer’s default under this Agreement, (ii) a termination of this Agreement by Buyer, or (iii) a termination of this Agreement by Seller as a result of a default on the part of Buyer, Seller shall have all remedies available at law or in equity if subsequent to or in connection with any of the foregoing events in subphrases (i), (ii) or (iii) Buyer or any Person related to or affiliated with Buyer asserts any claims or right to the Property that (x) delays or prevents Seller from having clear, indefeasible, and marketable title to the Property or (y) constitutes slander of title to the Property. In all other events, Seller’s remedies shall be limited to those described in this Section 14(c) and Sections 4(c), 15(f) and 15(l) hereof. If Closing is consummated, Seller shall have all remedies available at law or in equity in the event Buyer fails to perform any obligation of Buyer under this Agreement.
INITIALS: Seller _____ Buyer _____
15.Miscellaneous
(a)    Disclosure of Transaction. Except as may be permitted in Section 15(o) below, prior to Closing neither Party shall publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, nothing herein shall limit or restrict any public announcement or notification which Seller or any Affiliate is required to make under the applicable provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended and the rules and regulations adopted by the Securities and Exchange Commission thereunder.
(b)    Possession. Possession of the Property shall be delivered to Buyer upon the Closing.
(c)    Force Majeure. Seller’s corporate headquarters are located in San Mateo, California. If during the term of this Agreement, there occurs a Force Majeure Event (a fire or other casualty, act of God, riot or other civil disturbance, or any other event out of the control of Seller that prevents Seller from having access to and use of its headquarters facility for the conduct of its operations), Seller shall have the right, exercisable by written notice to Buyer within five (5) Business Days of the date of the Force Majeure Event, to extend any period for Seller’s performance hereunder by a period of time equal to the time that Seller reasonably anticipates that it will be unable to use its headquarters, but not to exceed fourteen (14) days. Buyer’s corporate headquarters are located in the City of Industry, California. If during the term of this Agreement, there occurs a Force Majeure Event (a fire or other casualty, act of God, riot or other civil disturbance, or any other event out of the

Purchase and Sale Agreement

control of Buyer that prevents Buyer from having access to and use of its headquarters facility for the conduct of its operations), Buyer shall have the right, exercisable by written notice to Seller within five (5) Business Days of the date of the Force Majeure Event, to extend any period for Buyer’s performance hereunder by a period of time equal to the time that Buyer reasonably anticipates that it will be unable to use its headquarters, but not to exceed fourteen (14) days.
(d)    Tax Protest. If, as a result of any tax protest or otherwise, there is any refund or reduction of real property or other tax or assessment relating to the Property applicable to the period prior to Closing, Seller shall be entitled to receive or retain such refund or the benefit of such reduction, less equitable prorated costs of collection and subject to the rights of Tenants under Leases as to any such refunds. To the extent any such tax protest or proceeding is ongoing as of the Closing, Seller, at no cost to Buyer, shall have the right, but not the obligation, to continue to pursue such protest or proceeding following the Closing, but only to the extent that it applies to the pre-Closing tax periods.
(e)    Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) delivery of email on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. local time at the location of the recipient’s mailing address (otherwise, the next following Business Day) (provided that such email contains in all uppercase letters the words “OFFICIAL NOTICE” in the subject line and generates no “out of office receipt” or other message that such delivery was ineffective or delayed), (ii) personal delivery, (iii) confirmed telecopy delivery on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. local time at the location of the Property (otherwise, the next following Business Day), (iv) one (1) Business Day after being deposited with Federal Express, DHL Worldwide Express or another reliable overnight courier service prior to the specified delivery deadline for next-day service, specifying an address to which such courier makes overnight deliveries, or (v) two (2) Business Days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as indicated below, or such other address as either Party may from time to time specify in writing to the other. A notice, consent or approval sent in the above manner by counsel to a Party (whether or not identified below as a “copy to” recipient) shall constitute effective delivery of such notice, consent or approval and shall be binding on such Party as if sent by such Party.

Purchase and Sale Agreement

If to Buyer:	If to Seller:

Huo You Liang 14328 Lomitas Ave. Industry, CA 91746 Fax No. 626-369-3290 Email: victor@leyenfood.com	TNP SRT Portfolio II, LLC c/o Glenborough, LLC 66 Bovet Road, Suite 100 San Mateo, CA 94402 Attention: Alan Shapiro Fax No.: 650-343-9690 Email: alan.shapiro@glenborough.com

with a copy to:	with a copy to:
Richard Leung 20955 Pathfinder Road, Suite 100 Diamond Bar, California 91765 Fax No. 909-843-6311 Email: rleung@rllawoffice.com	TNP SRT Portfolio II, LLC c/o Glenborough, LLC 66 Bovet Road, Suite 100 San Mateo, CA 94402 Attention: G. Lee Burns, Jr. Fax No.: 650-343-9690 Email: chip.burns@glenborough.com
(f)    Brokers and Finder. Seller has engaged Seller’s Broker to act as Seller’s representative in this transaction, and Seller has sole responsibility for the payment of any amounts due to Seller’s Broker as a result of this transaction, pursuant to a separate written agreement. Buyer has engaged Buyer’s Broker as Buyer’s representative in this transaction. Any commission or finder’s fee due to Buyer’s Broker shall be paid from the amount payable by Seller to Seller’s Broker, pursuant to separate written agreement between Buyer’s Broker and Seller’s Broker (the “Commission Split”). Any commission or finder’s fee due to Buyer’s Broker in excess of the Commission Split and claimed through Buyer shall be paid by Buyer. Except as set forth in the preceding sentences of this paragraph, neither Party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction through any real estate broker or other person who can claim a right to a commission or finder’s fee in connection with the transactions contemplated in this Agreement. In the event that any broker or finder perfects a claim for a commission or finder’s fee based upon any such contact, dealings or communication, the Party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other Party from and against all liabilities, losses, costs and expenses (including reasonable attorneys’ fees) arising in connection with such claim for a commission or finder’s fee. The provisions of this subsection shall survive the Closing or the termination of this Agreement.
(g)    Successors and Assigns. Subject to the following, this Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors, heirs, administrators and assigns. Buyer shall have the right, (i) with notice to Seller, but without Seller’s consent, to assign this Agreement to an Affiliate of Buyer or Huo You Liang, and (ii) with notice to Seller, and subject to receipt of Seller’s prior written consent, at Seller’s sole and absolute discretion, to assign its right, title and interest in and to this Agreement to one or more assignees other than an Affiliate of Buyer, at any time before the Closing Date.

Purchase and Sale Agreement

Any such assignee(s) shall execute and deliver to Seller a written assignment prepared by Seller and reasonably acceptable to Buyer, pursuant to which such assignee assumes all obligations of Buyer, without releasing Buyer from any obligation hereunder. Seller shall have the right, with notice to Buyer but without Buyer’s consent, to transfer the Property to an Affiliate of Seller and in connection therewith, assign its interest in this Agreement.
(h)    Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.
(i)    Governing Law. The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Agreement and the Transaction Documents.
(j)    Merger of Prior Agreements. This Agreement and the Addenda, Exhibits and Schedules hereto constitute the entire agreement between the Parties and supersede all prior agreements and understandings between the Parties relating to the subject matter hereof.
(k)    Time for Performance. Any time deadlines contained herein shall be calculated by reference to calendar days unless otherwise specifically noted. For notice purposes hereunder, days shall be deemed to end at 5:00 P.M. California time. In the event that any time periods for performance hereunder fall on a day that is not a Business Day, the date for performance shall be the next following Business Day.
(l)    Enforcement. If either Party fails to perform any of its obligations under this Agreement or if a dispute arises between the Parties concerning the meaning or interpretation of any provision of this Agreement, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, arbitration or court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys’ fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.
(m)    Time of the Essence. THE TIME FRAMES AND DEADLINES FOR PERFORMANCE IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE TIME FRAMES AND DEADLINES SET FORTH IN SECTIONS 2, 3 AND 4 WITH RESPECT TO THE EARNEST MONEY, TITLE APPROVAL AND DILIGENCE REVIEW) HAVE BEEN NEGOTIATED BY THE PARTIES AND ARE A MATERIAL PART OF THE CONSIDERATION BETWEEN THE PARTIES. THE PARTIES HERETO AGREE THAT TIME IS OF THE ESSENCE WITH RESPECT TO THIS AGREEMENT, AND ALL OF THE TIME FRAMES AND DEADLINES SET FORTH IN THIS AGREEMENT.
INITIALS: Seller _____ Buyer _____

Purchase and Sale Agreement

(n)    Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.
(o)    Confidentiality. Buyer and Seller shall each maintain as confidential any and all material or information about the other, or in the case of Buyer and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property or the Seller, to Buyer’s investment bankers, investors, lender or prospective lenders, insurance and reinsurance firms, accountants, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of this transaction and/or as required by law.
(p)    Counterparts. This Agreement may be executed in counterparts or duplicate originals, each of which shall be deemed an original but all or which together shall constitute as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. This Agreement may be executed and delivered by facsimile or electronic transmission and the Parties agree that such facsimile or electronic (e.g., pdf) execution and delivery shall have the same force and effect as delivery of an original document with original signatures, and that each Party may use such facsimile or electronic signatures as evidence of the execution and delivery of this Agreement by the Parties to the same extent that an original signature could be used.
(q)    Joint and Several Liability. If Buyer is composed of more than one Person, then each such Person comprising Buyer shall be jointly and severally liable for the obligations, covenants and agreements created by or arising out of this Agreement.
(r)    Addenda, Exhibits and Schedules. All addenda, exhibits and schedules referred to herein are, unless otherwise indicated, incorporated herein by this reference as though set forth herein in full. The Exhibits, Addenda and Schedules to this Agreement are:
Exhibit A – Deed
Exhibit B – Assignment and Assumption of Leases
Exhibit C – Bill of Sale
Exhibit D – Assignment and Assumption of Service Contracts, Warranties and other General Intangibles
Exhibit E – Certificate of Transferor Other than an Individual (FIRPTA Affidavit)
Exhibit F – Form of Tenant Estoppel
Exhibit G – [Intentionally Deleted]
Exhibit H – Form of Seller Title Affidavit

Addendum I – Definitions
Addendum II – Seller’s Representations and Warranties

Schedule 1 – Due Diligence Materials

Purchase and Sale Agreement

Schedule 2 – Description of Land
Schedule 3 – Assumed Service Contracts
Schedule 4 – Environmental Reports
Schedule 5 – Rent Roll
Schedule 6 – Exceptions to Seller Representations and Warranties
(s)    Construction. Headings at the beginning of each section and subsection are solely for the convenience of the Parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the Parties, but rather as if both Parties had prepared the same.
(t)    Tax Free Exchange. As an accommodation to Buyer, Seller agrees to cooperate with Buyer to accomplish an I.R.C. Section 1031 like kind tax deferred exchange, provided that the following terms and conditions are met; (i) Buyer shall give Seller notice of any desired exchange not later than five (5) days prior to the Closing Date; (ii) Seller shall in no way be liable for any additional costs, fees and/or expenses relating to the exchange; (iii) if, for whatever reason, the Closing does not occur, Seller shall have no responsibility or liability to the third party involved in the exchange transaction, if any; and (iv) Seller shall not be required to make any representations or warranties nor assume or incur any obligations or personal liability whatsoever in connection with the exchange transaction. Buyer indemnifies and agrees to hold Seller and each Seller Related Party harmless from and against any and all causes, claims, demands, liabilities, costs and expenses, including attorneys’ fees, as a result of or in connection with any such exchange. As an accommodation to Seller, Buyer agrees to cooperate with Seller to accomplish an I.R.C. Section 1031 like kind tax deferred exchange, provided that the following terms and conditions are met; (i) Seller shall give Buyer notice of any desired exchange not later than five (5) days prior to the Closing Date; (ii) Buyer shall in no way be liable for any additional costs, fees and/or expenses relating to the exchange; (iii) if, for whatever reason, the Closing does not occur, Buyer shall have no responsibility or liability to the third party involved in the exchange transaction, if any; and (iv) Buyer shall not be required to make any representations or warranties nor assume or incur any obligations or personal liability whatsoever in connection with the exchange transaction. Seller indemnifies and agrees to hold Buyer harmless from and against any and all causes, claims, demands, liabilities, costs and expenses, including attorneys’ fees, as a result of or in connection with any such exchange.
[Signatures on following page]

Purchase and Sale Agreement

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

SELLER:

TNP SRT PORTFOLIO II, LLC,
a Delaware limited liability company

By:
Name:
Title:

BUYER:

BASELINE PROPERTY, LLC, a California
limited liability company

By:
Name:
Title:

Purchase and Sale Agreement

First American Title Insurance Company
The undersigned executes this Agreement for the purpose of acknowledging its agreement to serve as escrow agent in accordance with the terms of this Agreement and to acknowledge receipt of a fully executed copy of the Agreement.
First American Title Insurance Company
By:    ________________________
Its:    ________________________

Purchase and Sale Agreement

EXHIBIT A

DEED

First American Title Company Escrow No. RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO: Attention: MAIL TAX STATEMENTS TO:

APN Nos:                             (Space above this line for Recorder’s use)

GRANT DEED

Documentary Transfer Tax is $_____________
XX    Computed on the full value of the property conveyed; OR
___    Computed on the full value less liens & encumbrances remaining at time of sale.
___    unincorporated area, or          City of _______________

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company,

HEREBY GRANTS TO:
, a                 ,

the following real property situated in the City of _______________, County of _______________, State of California:

As set forth in Exhibit A, attached hereto and made a part hereof;

TOGETHER WITH all easements, rights, privileges and appurtenances thereto or in any way appertaining, and all improvements thereon, and

Purchase and Sale Agreement
Exhibit A – Deed

SUBJECT TO (1) nondelinquent taxes and assessments; and (2) all other covenants, conditions, and restrictions, reservations, rights, rights of way, easements, encumbrances, liens, in title matters of record or visible from an inspection of the property or which an accurate survey of the property would disclose.

Executed as of __________________________, 2017.

GRANTOR:

TNP SRT PORTFOLIO II, LLC,
a Delaware limited liability company

By:     [EXHIBIT – DO NOT SIGN]
Name:
Title:

Purchase and Sale Agreement
Exhibit A – Deed

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of                 )
)    ss.
County of                )

On                        , before me,                         (here insert name and title of officer), personally appeared                                     , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person (s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing is true and correct.

WITNESS my hand and official seal.

________________________________            [Seal]

Purchase and Sale Agreement
Exhibit A – Deed

EXHIBIT A
TO DEED

REAL PROPERTY DESCRIPTION

Purchase and Sale Agreement
Exhibit A – Deed
Exhibit A – Real Property Description

EXHIBIT B
ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (“Assignment”) dated as of __________, 2017, is entered into by and between TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (“Assignor”), and ____________________________ a _________________________ (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as 14548, 14574, 14584 and 14600 Baseline Avenue, Fontana, CA (the “Property”), as more fully described in Exhibit A attached hereto, which leases are described in the Rent Roll attached hereto as Schedule 1 (the “Leases”); and

WHEREAS, Assignor has entered into that certain Purchase and Sale Agreement (the “Agreement”) by which title to the Property is being transferred to Assignee; and

WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

NOW, THEREFORE, in consideration of the promises and conditions contained herein, the Parties hereby agree as follows:

1.Effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases, and any guarantees related thereto, and Assignee hereby accepts such assignment and agrees to assume the obligations of Landlord under the Leases; provided, however, Assignor hereby indemnifies and holds Assignee harmless from any action, cause of action, loss, cost, claim or expense, including without limitation reasonable attorneys’ fees arising out of or related to a breach or default on the part of Assignor as Landlord under the Leases occurring before the date of this Assignment. Assignee hereby indemnifies and holds Assignor harmless from any action, cause of action, loss, cost, claim or expense, including without limitation reasonable attorneys’ fees arising out of or related to a breach or default on the part of Assignee as Landlord under the Leases occurring on or after the date of this Assignment. Notwithstanding the foregoing, if Assignee acquires the Property and (i) any Tenant Estoppel delivered to Assignee on or before the Closing identifies any event, occurrence or matter (whether or not characterized as a breach, default or failure to perform on the part of Assignor) as to which Assignor is or would be required to indemnify Assignee hereunder if such event, occurrence or matter would, with the passage of time or notice or both, constitute a breach, default or failure to perform under such Lease on the part of Assignor, or (ii) Assignee had knowledge as of or prior to the Closing of any event, occurrence or matter (whether or not characterized as a breach, default or failure to perform on the part of Assignor) as to which Assignor is or would be required to indemnify Assignee hereunder if such event, occurrence or matter would, with the passage of time

Purchase and Sale Agreement
Exhibit B – Assignment and Assumption of Leases

or notice or both, constitute a breach, default or failure to perform under such Lease on the part of Assignor, then in either such instance Assignor shall not be responsible for, or obligated to indemnify or hold Assignee harmless from any such event, occurrence or matter or the resulting breach, default or failure to perform.

2.If either Party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the Parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder including, without limitation, court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment and such attorneys’ fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

3.This Assignment shall be binding on and inure to the benefit of the Parties hereto, their heirs, executors, administrators, successors in interest and assigns.

4.The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Assignment.

5.This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Capitalized terms used but not defined in this Assignment have the meaning given to such terms in the Agreement.

[Signatures on following page]

Purchase and Sale Agreement
Exhibit B – Assignment and Assumption of Leases

IN WITNESS WHEREOF Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

TNP SRT PORTFOLIO II, LLC,
a Delaware limited liability company

By:     [EXHIBIT – DO NOT SIGN]
Name:
Title:

ASSIGNEE:

,
a

By:    [EXHIBIT – DO NOT SIGN]
Name:
Title:

Purchase and Sale Agreement
Exhibit B – Assignment and Assumption of Leases

EXHIBIT A
TO ASSIGNMENT AND ASSUMPTION OF LEASES

REAL PROPERTY DESCRIPTION

Purchase and Sale Agreement
Exhibit B – Assignment and Assumption of Leases
Exhibit A – Real Property Description

SCHEDULE 1
TO ASSIGNMENT AND ASSUMPTION OF LEASES

RENT ROLL

Purchase and Sale Agreement
Exhibit B – Assignment and Assumption of Leases
Schedule 1 – Rent Roll

EXHIBIT C

BILL OF SALE

For good and valuable consideration the receipt of which is hereby acknowledged, TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (“Transferor”), does hereby sell, transfer, and convey to _________________________, a _________________ (“Transferee”) all personal property owned by Transferor and located on or in or used in connection with the Real Property located at 14548, 14574, 14584 and 14600 Baseline Avenue, Fontana, CA, including, without limitation, those items described in Schedule 1 attached hereto (collectively, the “Personal Property”), pursuant to that certain Purchase and Sale Agreement between Transferor and Transferee for the purchase and sale of the Real Property (the “Agreement”). Transferor is conveying the Personal Property to Transferee free and clear of free of any lien or encumbrance thereon except as previously disclosed to and accepted by Transferee. Capitalized terms used but not defined in this Bill of Sale have the meaning given to such terms in the Agreement.

Transferor makes no representation or warranty regarding the condition, merchantability, fitness or usefulness of the Personal Property, and Transferee acknowledges and agrees that it is acquiring the Personal Property in its AS-IS, WHERE-IS, WITH ALL FAULTS CONDITION, WITHOUT WARRANTY, EITHER EXPRESS OR IMPLIED, except that all of the Personal Property will be free of all liens and encumbrances.

This Bill of Sale shall be binding upon and inure to the benefit of the successors and assigns of Transferor and Transferee.

The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Bill of Sale.

This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

Dated: ____________________, 2017.

[Signatures on following page]

Purchase and Sale Agreement
Exhibit C – Bill of Sale

TRANSFEROR:

TNP SRT PORTFOLIO II, LLC,
a Delaware limited liability company

By:     [EXHIBIT – DO NOT SIGN]
Name:
Title:

TRANSFEREE:

,
a

By:    [EXHIBIT – DO NOT SIGN]
Name:
Title:

Purchase and Sale Agreement
Exhibit C – Bill of Sale

SCHEDULE 1
TO BILL OF SALE

PERSONAL PROPERTY

Purchase and Sale Agreement
Exhibit C – Bill of Sale
Schedule 1 – Personal Property

EXHIBIT D

ASSIGNMENT AND ASSUMPTION OF
SERVICE CONTRACTS, WARRANTIES AND OTHER GENERAL INTANGIBLES

This Assignment and Assumption of Service Contracts, Warranties and Other General Intangibles (“Assignment”) is made and entered into as of ________, 2017, by TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (“Assignor”), to _________________________, a ________________ (“Assignee”), pursuant to that certain Purchase and Sale Agreement (the “Agreement”) between Assignor and Assignee relating to the real property owned by Assignor and located at 14548, 14574, 14584, 14600 Baseline Avenue, Fontana, CA. Capitalized terms used but not defined in this Assignment have the meaning given to such terms in the Agreement.

1.    For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

(a)    all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, “Warranties”); provided however, that to the extent there are any third party costs, expenses or fees in connection with the assignment of any Warranties, including, without limitation, reliance fees or transfer fees, Seller shall not be obligated to assign such Warranties to Buyer unless Buyer pays all such costs, expenses and fees.

(b)    all of the Service Contracts listed in Schedule 2 attached hereto; and

(c)    any General Intangibles (as defined in the Agreement).

Assignor and Assignee further hereby agree and covenant as follows:

2.    Effective as of the Closing Date, Assignee hereby assumes all of Assignor’s obligations under the Service Contracts and agrees to indemnify, protect and defend Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees and costs and court costs, originating on or subsequent to the Closing Date and arising out of failure on the part of Assignor to perform the obligations of owner under the Service Contracts requiring performance on or after the Closing Date. Assignor hereby agrees to indemnify, protect and defend Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees and costs and court costs, arising out of failure on the part of Assignor to perform the obligations of owner under the Service Contracts requiring performance prior to the Closing Date.

Purchase and Sale Agreement
Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Other General Intangibles

3.    If either Party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the Parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys, fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

4.    Assignor hereby covenants that Assignor will, at any time and from time to time, upon written request therefor, execute and deliver to Assignee any new or confirmatory instruments which Assignee may reasonably request in order to fully assign, transfer to and vest in Assignee, and to protect Assignee’s right, title and interest in and to, any of the items assigned herein or to otherwise realize upon or enjoy such rights in and to those items.

5.    This Assignment shall be binding on and inure to the benefit of the Parties hereto, their heirs, executors, administrators, successors in interest and assigns.

6.    The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Assignment.

7.    This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Signatures on following page]

Purchase and Sale Agreement
Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Other General Intangibles

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

TNP SRT PORTFOLIO II, LLC,
a Delaware limited liability company

By:     [EXHIBIT – DO NOT SIGN]
Name:
Title:

ASSIGNEE:

,
a

By:    [EXHIBIT – DO NOT SIGN]
Name:
Title:

Purchase and Sale Agreement
Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Guaranties,
and Other General Intangibles

889774.4

EXHIBIT A
TO
ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, WARRANTIES
AND OTHER GENERAL INTANGIBLES

REAL PROPERTY DESCRIPTION

Purchase and Sale Agreement
Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Other General Intangibles
Exhibit A – Real Property Description

SCHEDULE 1
TO
ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, WARRANTIES
AND OTHER GENERAL INTANGIBLES

WARRANTIES AND GUARANTIES

Purchase and Sale Agreement
Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Other General Intangibles
Schedule 1 – Warranties and Guaranties

SCHEDULE 2
TO
ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, WARRANTIES
AND OTHER GENERAL INTANGIBLES

SERVICE CONTRACTS

Purchase and Sale Agreement
Exhibit D – Assignment and Assumption of Service Contracts, Warranties and other General Intangibles
Schedule 2 – Service Contracts

889774.4

EXHIBIT E

CERTIFICATE OF TRANSFEROR
OTHER THAN AN INDIVIDUAL
(FIRPTA AFFIDAVIT)

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform _______________________________, a __________________________, the transferee of certain real property located at 14548, 14574, 14584 and 14600 Baseline Avenue, Fontana, CA, that withholding of tax is not required upon the disposition of such U.S. real property interest by TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.    Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.    Transferor is not a disregarded entity as defined in Income Tax Regulations §1.1445-2(b)(2)(iii);

3.    Transferor’s U.S. employer identification number is __________; and

4.	Transferor’s office address is: c/o Glenborough, LLC
66 Bovet Road, Suite 100
San Mateo, CA 94402

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated: ______________________, 2017.

[EXHIBIT – DO NOT SIGN]

on behalf of:

__________________________,
a _________________________

Purchase and Sale Agreement
Exhibit E – Certificate of Transferor Other than an Individual (FIRPTA Affidavit)

EXHIBIT F

FORM OF TENANT ESTOPPEL

                         (“Tenant”) hereby certifies as follows:

1.	The undersigned is the Tenant under that certain Lease dated (as amended and supplemented by the following instruments:
_______________________________________________________
_______________________________________________________
_______________________________________________________

(collectively, the “Lease”), between TNP SRT PORTFOLIO II, LLC a Delaware limited liability company (“Landlord”) as landlord and Tenant covering a portion of the property known as Morningside Marketplace located at 14548, 14574, 14584, 14600 Baseline Avenue, Fontana, CA (the “Property”). There are no amendments, modifications or supplements to the Lease, whether oral or written, except for those set forth in this Section 1.

2.	Pursuant to the Lease, Tenant has leased approximately ______ rentable square feet of space (the “Premises”) at the Property. The term of the Lease terminates on .

3.	As of the date hereof, Tenant is occupying the Premises and is paying rent on a current basis under the Lease.

a.	The minimum monthly or base rent currently being paid by Tenant for the Premises pursuant to the terms of the Lease is [_____] per month.

b.	Percentage rent (“Percentage Rent”), if any, due under the Lease has been paid through [ ] and the amount of Percentage Rent for [ ] was [ ].

c.	Estimated common area maintenance, taxes, insurance and other charges (the “Reimbursables”) due under the Lease are currently in the amount of $ per month.

d.	Tenant has paid to Landlord a security deposit of $ (none, if no figure inserted).

4.	No prepayments of rentals due under the Lease have been made for more than one month in advance.

Purchase and Sale Agreement
Exhibit F – Form of Tenant Estoppel

5.
Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, nor any preferential right to purchase all or any part of the Premises or the Property, except as follows (if none, so state): [        ].

6.
All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises. Landlord has paid in full any required contribution towards work to be performed by Tenant under the Lease, except as follows (if none, so state): [        ].

7.
To the best of Tenant’s knowledge, Landlord is not in material default in the performance of the terms and provisions of the Lease. Tenant is not in any respect in default under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

8.
There are no current offsets or credits against rentals payable under the Lease and no free periods or rental concessions have been granted to Tenant applicable to the portion of the term of the Lease arising from and after the date hereof, except as follows:                                     .

9.	Tenant has not subleased or allowed any third party to occupy any part of the Premises.

10.	Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as follows (if none, so state): .

11.
None of the following have been done by, against, or with respect to Tenant: (a) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (b) the appointment of a trustee or receiver of the property of Tenant generally; or (c) an assignment for the benefit of creditors generally. There are no actions, voluntary or otherwise, pending or, to the best knowledge of the Tenant, threatened against the Tenant under the bankruptcy, reorganization, moratorium or similar laws of the United States, any state thereof or any other jurisdiction.

This certificate is given to BASELINE PROPERTY, LLC, a California limited liability company ( “Buyer”), with the understanding that Landlord, Buyer and Buyer’s lenders, successors and assigns will rely hereon in connection with the conveyance of the Property of which the Premises constitute a part. The individual signing this certificate on behalf of Tenant represents and warrants that they are duly authorized to sign this certificate and bind Tenant.

[Signature on following page]

Purchase and Sale Agreement
Exhibit F – Form of Tenant Estoppel

TENANT:

Printed name of Tenant (exactly as appears on Lease)

By:
Print Name:
Print Title:
Date:

Purchase and Sale Agreement
Exhibit F – Form of Tenant Estoppel

EXHIBIT G

[Intentionally deleted.]

Purchase and Sale Agreement
Exhibit G – [Intentionally Deleted]

EXHIBIT H

FORM OF SELLER’S TITLE AFFIDAVIT

Date: _________, 2017
Commitment Number: NCS-___________ (the “Commitment”)

To the actual knowledge of TNP SRT Portfolio II, LLC, a Delaware limited liability company (“Company”), the following is hereby certified to First American Title Insurance Company (“Title Company”) with respect to the land described in the above Commitment.

1.	The undersigned is the _________________ of the Company.

2.	There have been no:

a.
Bankruptcy proceedings involving the Company or dissolution proceeding involving the Company during the time the Company had any interest in the premises described in Exhibit A (“Land”), except as follows: ___________________.

b.	Tax liens filed against the Company, except as follows: ;

c.	Unsatisfied judgments of record against the Company, nor any actions pending in any courts, which affect the Land, except as follows: .

3.
There has/have been no labor or materials furnished to the Land at the request of the Company in the past 180 days and there are no plans for any labor or materials to be furnished to the Land at the request of the Company, except as follows:                 .

4.
There are no unrecorded contracts, leases, easements or other agreements or interest relating to the Land except the leases shown on the rent roll attached hereto as Exhibit B, which the undersigned certifies is a true and correct copy of the Company’s rent roll, except as follows:                     .

5.
There are no persons in possession of any portion of the Land other than pursuant to a recorded document except tenants pursuant to the leases shown on the rent roll attached hereto as Exhibit B, except as follows:                 .

6.
There are no encroachments or boundary line questions affecting the Land of which the undersigned has knowledge, other than as shown on any survey delivered to the Title Company for purposes of issuance of an ALTA Owner’s Policy, except as follows:                 .

Affiant makes this Affidavit for the purpose of inducing First American Title Insurance Company to issue its policy of title insurance to ___________________________, a ____________________________ (“Purchaser”) and Purchaser’s lender, ________________________, a __________________ (“Lender”). This Affidavit may be relied on solely by First American Title Insurance Company in connection with the issuance of title policies to Purchaser and Lender, and does not constitute or contain representations, warranties or statements on which Purchaser or Lender may rely.

Purchase and Sale Agreement
Exhibit H – Form of Seller’s Title Affidavit

The term “Actual Knowledge” of the undersigned, or references to the “knowledge” of the undersigned means the current, actual knowledge of _______________ as of the date of this affidavit, upon due inquiry but without imputation of matters of record or constructive knowledge. The undersigned represents that _________________ is the person most likely to have current, actual knowledge of the matters described in this affidavit.

By:
Name:
Title:                      [of _____________________, a _________________, Manager/Member of the Company]

Purchase and Sale Agreement
Exhibit H – Form of Seller’s Title Affidavit

Exhibit A
Land Description
Real property in the City of _______________, County of _____________, State of ___________________, described as follows:

Purchase and Sale Agreement
Exhibit H – Form of Seller’s Title Affidavit
Exhibit A – Land Description

Exhibit B
Rent Roll
(See following pages)

Purchase and Sale Agreement
Exhibit H – Form of Seller’s Title Affidavit
Exhibit B – Rent Roll

ADDENDUM I

DEFINITIONS
Terms used in this Agreement shall have the meanings set forth below:

1.	2017 Stub Reconciliation. As defined in Section 7(d)(v) of the Agreement.

2.
Actual Knowledge of Buyer (or Buyer’s Actual Knowledge.) The knowledge of any Responsible Individual of Buyer, without duty of inquiry; provided that so qualifying Buyer’s knowledge shall in no event give rise to any personal liability on the part of the Responsible Individual, on account of any breach of any representation and warranty of Buyer herein. Actual Knowledge shall not include constructive knowledge, imputed knowledge, or knowledge Buyer or such Responsible Individual do not have but could have obtained through further investigation or inquiry.

3.
Actual Knowledge of Seller (or Seller’s Actual Knowledge.) The knowledge of any Responsible Individual of Seller, without duty of inquiry; provided that so qualifying Seller’s knowledge shall in no event give rise to any personal liability on the part of the Responsible Individual, on account of any breach of any representation and warranty of Seller herein. Actual Knowledge shall not include constructive knowledge, imputed knowledge, or knowledge Seller or such Responsible Individual do not have but could have obtained through further investigation or inquiry.

4.
Additional Rents. All amounts, other than Fixed Rents, due from any Tenant under any Lease, including without limitation, percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, reimbursement of Expenses, maintenance escalation rents or charges, cost of living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under any Lease.

5.
Affiliate. Any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with another Person, or any successor to a Person owned by the Persons controlling the predecessor to such successor. An affiliate of a Person includes any officer, director, managing member, member or general partner, and any record or beneficial owner of more than 10% of any class of ownership interests in such Person.

6.	Agreement. This Agreement between Seller and Buyer, including all Addenda, Schedules and Exhibits attached hereto and incorporated herein by reference.

7.	Approval Date. The Business Day on or prior to the end of the Due Diligence Period on which Buyer delivers its Approval Notice to Seller.

8.	Approval Notice. Buyer’s notice delivered to Seller (if at all) under Section 4(l) of the Agreement.

Purchase and Sale Agreement
Addendum I – Definitions

9.	Assignment of Leases. An Assignment and Assumption of Leases in the form attached to this Agreement as Exhibit B.

10.	Assignment of Service Contracts and Warranties. An Assignment and Assumption of Service Contracts, Warranties and Other General Intangibles in the form attached to this Agreement as Exhibit D.

11.	Bill of Sale. A Bill of Sale in the form attached to this Agreement as Exhibit C.

12.	Business Day. Any day other than a Saturday, Sunday or holiday on which Bank of America, N.A., located in San Francisco, California, is authorized or required by law to close for business.

13.	Buyer. The “Buyer” in the preamble to this Agreement.

14.
Buyer’s Agents. The employees, agents, contractors, consultants, officers, directors, representatives, managers and members of Buyer or its Affiliates, and such other Persons as are acting under the direction of, or on behalf of, Buyer or any Affiliate of Buyer.

15.	Buyer’s Broker. ReMax Premier Properties (Michelle Chen).

16.	Buyer Closing Conditions. Conditions precedent to Buyer’s obligation to consummate this transaction, as set forth in Section 5(a).

17.	Cash. Immediately available funds to be paid by Buyer at the Closing, as provided in the Section entitled “Consideration”.

18.	Closing. The delivery of the Deed and the other documents required to be delivered hereunder and the payment of the Consideration.

19.	Closing Date. Forty (40) days after delivery of an Approval Notice.

20.	Consideration. The total consideration to be paid by Buyer to Seller as described in the Section entitled “Consideration.”

21.
Contracts. The service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property.

22.
Creditors’ Rights Laws. All bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, as well as general equitable principles whether or not the enforcement thereof is considered to be a proceeding at law or in equity.

23.	Day. The term “day” used herein and not capitalized means a calendar day.

Purchase and Sale Agreement
Addendum I – Definitions

24.	Deed. A deed in the form attached to this Agreement as Exhibit A.

25.	Due Diligence Materials. The materials described in Schedule 1 to this Agreement.

26.	Due Diligence Period. A period of time commencing on the Effective Date and ending at 5:00 p.m., California time, on the date that is twenty-one (21) days after the Effective Date.

27.	Earnest Money. The aggregate of the Initial Earnest Money Deposit and the Remaining Earnest Money Deposit.

28.	Effective Date. The date set forth in the preamble to this Agreement.

29.	Environmental Laws. All federal, state, local or administrative agency ordinances, laws, rules, regulations, orders or requirements relating to Hazardous Materials.

30.	Environmental Reports. All environmental reports and investigations relating to the Property which are available to Seller, which are listed on Schedule 4 to this Agreement.

31.	Existing Lender. U.S. Bank National Association.

32.
Expenses. All operating expenses normal to the operation and maintenance of the Property, including without limitation: Property Taxes; current installments of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property; water, sewer and utility charges; amounts payable under any Contract for any period in which the Closing occurs; and permits, licenses and inspection fees. Expenses shall not include expenses which are of a capital nature.

33.
Expense Reimbursement. That amount necessary to reimburse Buyer for all of its out-of-pocket, third-party costs and expenses related to the transactions contemplated by this Agreement, including, without limitation, to consultants and for third‐party reports, for legal fees incurred in connection with negotiating and entering into a letter of intent, non-disclosure agreement, or other preliminary document, and this Agreement, up to a maximum, in the aggregate, of Fifty Thousand and No/100ths Dollars ($50,000).

34.	Fixed Rents. The fixed periodic payments under any Lease.

35.
General Intangibles. All general intangibles relating to design, development, operation, management and use of the Real Property; all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority or other person in connection with the development, use, operation or management of the Real Property; all engineering reports, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and all of Seller’s right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos or other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any

Purchase and Sale Agreement
Addendum I – Definitions

written agreement granting to Seller any right to use any trademark or trademark registration at or in connection with the Real Property.

36.
Hazardous Materials. Any substance which is (a) designated, defined, classified or regulated as a hazardous substance, hazardous material, hazardous waste, toxic substance, pollutant or contaminant under any federal or state law or regulation, (b) a petroleum hydrocarbon, including crude oil or any fraction thereof and all petroleum products, (c) PCBs, (d) asbestos or asbestos-containing products, (e) a flammable explosive, (f) an infectious material, (g) a radioactive material, (h) a carcinogenic, or (i) a reproductive toxicant.

37.
Improvements. All buildings, parking lots, parking garages, signs, walks and walkways, fixtures and equipment and all other improvements located at or on or affixed to the Land to the full extent that such items are owned by Seller and constitute realty under the laws of the state in which the Land is located.

38.
Initial Earnest Money Deposit. The initial earnest money deposit(s) paid by Buyer pursuant to the Section entitled “Consideration,” in the amount(s) of Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00).

39.	Land. The land described in Schedule 2 to this Agreement, together with all appurtenances thereto, including without limitation easements and mineral and water rights.

40.
Laws. All Environmental Laws, zoning and land use laws, and other local, state and federal laws and regulations applicable to the Property, the Parties, and/or the transactions contemplated by this Agreement.

41.
Leases. The leases for the Tenants listed in the Rent Roll, together with any leases of all or any portion of the Real Property executed between the Effective Date and the Closing Date, and all amendments and modifications thereof.

42.
Leasing Commission. Commissions payable to brokers or other Persons in connection with leasing space in the Property and for which the landlord is obligated under any Lease, or for which Seller is obligated under any agreement made by Seller with any such Person.

43.
Major Loss. Any damage or destruction to, or condemnation of, any Real Property as to which the cost to repair, or the value of the portion taken, as the case may be, exceeds Two Hundred Thousand and No/100ths Dollars ($200,000.00).

44.	Major Tenant. Ralphs Grocery.

45.
Material Damage Ceiling. Damage in the aggregate of Five Hundred Thousand and No/100ths Dollars ($500,000.00) suffered by Buyer as a result of any inaccuracy or breach of any representation or warranty or covenant (on a cumulative basis and not per occurrence) by Seller hereunder.

Purchase and Sale Agreement
Addendum I – Definitions

46.
Material Damage Floor. Damage in excess of Twenty-Five Thousand and No/100ths Dollars ($25,000.00) suffered by Buyer as a result of any inaccuracy or breach of any representation or warranty or covenant (on a cumulative basis and not per occurrence) by Seller hereunder.

47.	Minor Loss. Damage or destruction to, or condemnation of, any Real Property that is not a Major Loss.

48.	Minor Tenants. Tenants other than the Major Tenant.

49.	Monetary Liens. As defined in the Section entitled “Approval of Title.”

50.
New Exception. An exception to title to the Real Property that is not (i) included in or referenced in any preliminary report delivered to Buyer prior to the Approval Date, or in any exception document delivered to Buyer by the Title Company prior to the Approval Date, (ii) disclosed to Buyer in any of the Due Diligence Materials, (iii) shown on or referenced in the Survey, (iv) caused by Buyer or any of Buyer’s Agents, or (v) previously approved in writing by Buyer or any of Buyer’s Agents.

51.	Non-Refundable Payment. See Section 3(b).

52.	Parties. Buyer and Seller.

53.	Percentage Rents. Rents under any Lease based on a percentage of Tenant revenue, sales or income, or on the performance of the business of any Tenant.

54.	Permitted Exceptions. The Leases and the exceptions to title approved by Buyer during the Due Diligence Period, pursuant to the title review procedure set forth in the Agreement.

55.	Person. An individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture or governmental authority.

56.
Personal Property. All of Seller’s right, title and interest in and to the personal property and any interest therein owned by Seller or held directly for the benefit of Seller, if any, located on the Real Property and used in the operation or maintenance of the Real Property.

57.
Physical Testing. Any physically intrusive, invasive or destructive testing or investigation (however characterized) of, on or under the Property or any portion or part thereof, for the presence or absence of Hazardous Materials, or for other purposes, including, without limitation, by (i) taking, sampling or testing groundwater or soils, (ii) air quality sampling or testing, or (iii) probing, cutting, penetrating, removing or otherwise disturbing any interior or exterior feature of the Land or Improvements in order to sample, test, observe or monitor normally inaccessible areas, components, features or systems.

58.	Property. The Real Property, the Leases, the Personal Property, the General Intangibles, and the Contracts (excluding Contracts to be terminated by Seller pursuant to this Agreement).

59.	Property Taxes. As defined in Section 7(c)(ii)(c), entitled “Property Taxes.”

Purchase and Sale Agreement
Addendum I – Definitions

60.	Real Property. The Land and Improvements.

61.
Remaining Earnest Money Deposit. The additional earnest money deposit(s) paid by Buyer on or after the Approval Date pursuant to the Section entitled “Consideration”, in the amount of Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00)

62.	Rent Roll. The list of each of the Tenants under Leases as of the date of this Agreement, attached to this Agreement as Schedule 5.

63.	Rents. Fixed Rents and Percentage Rents.

64.
Required Tenants. The Major Tenant and, in addition, Minor Tenants which in the aggregate with the Major Tenant occupy eighty-five percent (85%) of the rentable area of the Property occupied by all Tenants.

65.	Responsible Individuals. With respect to Buyer: Huo You Liang; and with respect to Seller: Alan Shapiro.

66.	Seller. The “Seller” in the preamble to this Agreement.

67.
Seller Related Party. Seller, any Affiliate of Seller, and any of its or their respective shareholders, partners, members, managers, officers, directors, employees, contractors, agents, attorneys or other representatives of Seller.

68.	Seller’s Broker. CBRE, Inc.

69.	Seller Closing Conditions. Conditions precedent to Seller’s obligation to consummate this transaction, as set forth in Section 5(b).

70.	Service Contracts. All Contracts involving ongoing services and periodic payment therefor, as distinguished from franchise agreements, easements, guarantees, warranties and the like.

71.	Specific Performance Amount. One Hundred Thousand and No/100ths Dollars ($100,000.00).

72.	Survey. That certain Land Title Survey of the Property delivered to Buyer with the Due Diligence Materials.

73.	Tenant(s). Tenants under the Leases and listed on the Rent Roll.

74.
Tenant Estoppel(s). Estoppel certificates in the form attached to this Agreement as Exhibit F (or on such other form as may be prescribed in the Tenant Lease or otherwise permitted under this Agreement), to be provided by Seller as provided in the Section entitled “Tenant Estoppel(s).”

Purchase and Sale Agreement
Addendum I – Definitions

75.	Tenant Improvement Allowances. Tenant improvement allowances and/or tenant improvement costs which the landlord is responsible to pay to a Tenant or reimburse to a Tenant under its Lease.

76.
Title Company. First American Title Insurance Company – National Commercial Services, at its office located at 2755 Campus Drive, Suite 125, San Mateo, CA 94403; Attention: Erwin J. Broekhuis, Commercial Escrow Officer, (650) 356-1729 (direct), email ebroekhuis@firstam.com.

77.	Title Policy. An owner’s standard coverage ALTA title policy, issued by Title Company in the amount of the Consideration, showing title vested in Buyer subject only to the Permitted Exceptions.

78.
Transaction Documents. The Deed, Bill of Sale, Assignment of Service Contracts and Warranties, Assignment of Leases, and any and all other agreements entered into by the Parties in connection with the Closing.

Purchase and Sale Agreement
Addendum I – Definitions

ADDENDUM II

SELLER’S REPRESENTATIONS AND WARRANTIES
Seller hereby represents and warrants to Buyer as follows:
A.Organization and Authorization
1.    Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in the state of where the Property is located.
2.    Seller has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Seller and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Seller which are to be delivered to Buyer at Closing have been duly executed and delivered by Seller and are or at the time of Closing will be the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by applicable Creditors’ Rights Laws. Seller is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.
3.    The individuals and entities executing this Agreement and the instruments referenced herein on behalf of Seller and its constituent entities, if any, have the legal power, right and actual authority to bind Seller to the terms and conditions hereof and thereof.
4.    Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will violate or conflict, in any material respect, with any provision of Seller’s organizational documents or to Seller’s Actual Knowledge any statute, regulation or rule, or, to Seller’s Actual Knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Seller is subject, and which violation or conflict would have a material adverse effect on Seller. Seller is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Seller of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.
5.    To Seller’s Actual Knowledge all material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date.
B.Title Matters
1.    Possession; No Transfers. There are no adverse or other parties in possession of the Property, or any part thereof, with the consent of Seller except Seller and Tenants. Seller

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Addendum II – Seller’s Representations and Warranties

has not granted to any Person any license, easement, lease, or other right relating to the use or possession of the Property or any part thereof, except Tenants or as set forth in the matters shown of record.

C.Property Condition, Use and Compliance
1.    Compliance with Laws. Except as set forth on Schedule 6 to this Agreement, to Seller’s Actual Knowledge, Seller has not received written notice that the use or operation of the Property is in violation of any applicable Laws.
2.    No Regulatory Proceedings. Except as set forth on Schedule 6 to this Agreement, to Seller’s Actual Knowledge, Seller has not received any written notice of any condemnation, environmental, zoning or other land-use regulation proceedings that have been instituted, or are planned to be instituted, which directly identify any of the Property, nor has Seller received written notice of any special assessment proceedings affecting any of the Property. Seller shall notify Buyer promptly of any such proceedings of which any Seller becomes aware prior to Closing.
3.    Environmental Matters. To the Actual Knowledge of Seller and except as set forth in the Due Diligence Materials, there are no Hazardous Materials on or under the Property in violation of Environmental Laws or which would require remediation or mitigation under Environmental Laws.
D.The Leases
1.    Rent Roll. The Rent Roll attached hereto completely and accurately reflects the material terms and conditions of the Leases in all material respects as of its date. Except as disclosed on the Rent Roll, to the Actual Knowledge of Seller, there are no other Tenants at the Property with Seller’s consent, and no Rents under any Lease have been collected in advance of the current month. The Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date.
2.    Security Deposits. The Rent Roll sets forth all cash security deposits held by Seller under the Leases. Seller has not received from any Tenant or any other Person written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth on the Rent Roll and/or the Tenant Estoppels.
3.    Leases. Except as set forth in Schedule 6 to this Agreement: (i) the Leases set forth on the Rent Roll have not been modified or amended except as set forth on the Rent Roll; (ii) Seller has provided to Buyer complete copies of all of such Leases identified on the Rent Roll; (iii) to Seller’s Actual Knowledge, Seller is not in default under any such Lease and no Tenant has delivered written notice to Seller of a default on the part of Seller under its Lease, (iv) to Seller’s Actual Knowledge, no Tenant is in default under any such Lease, (v) no Tenant has asserted any defense or set-off against the payment of rent in connection with

Purchase and Sale Agreement
Addendum II – Seller’s Representations and Warranties

its Lease or has contested any tax, operating cost or other escalation payments or occupancy charges payable under its Lease. The landlord under each Lease is not obligated to complete or pay for any improvements, or to advance any tenant allowance, except for improvements and allowances fully paid for or advanced prior to the Effective Date and except as disclosed in the Due Diligence Documents. To the extent Buyer is delivered a Tenant Estoppel as to any Lease, such Tenant Estoppel shall supersede and replace this Section D.3 and the representations of Seller in this Section D.3 shall not apply to such Lease or Tenant.
E.Other Matters
1.    No Litigation. Except as set forth on Schedule 6 to this Agreement there is no litigation pending or, to Seller’s Actual Knowledge, threatened: (i) against Seller that arises out of the ownership of the Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of such Seller to perform its obligations under this Agreement; or (ii) by Seller against any Tenant. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware before Closing.
2.    No Contracts for Improvements. Except as set forth on Schedule 6 to this Agreement and in connection with any new leases executed after the Effective Date and prior to Closing, at the time of Closing there will be no outstanding written or oral contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics’ and materialmen’s liens arising from any labor or materials furnished to the Property prior to the time of Closing under contracts for such labor or materials made by Seller.
3.    Tenant Bankruptcy Proceedings. Seller has no Actual Knowledge that any Tenant of the Property is the subject of a bankruptcy or insolvency proceeding.
4.    Seller Bankruptcy Proceedings. Seller is not the subject of a bankruptcy, insolvency or probate proceeding.
5.    Personal Property. To the Actual Knowledge of Seller, as of the Closing no Person will have any right to possession of any Personal Property being conveyed to Buyer, nor to the Actual Knowledge of Seller are there any liens or encumbrances affecting such Personal Property, except as disclosed by this Agreement or otherwise in writing to Buyer.
6.    Exhibits and Schedules. The Schedules attached hereto, as provided by or on behalf of Seller, completely and correctly present in all material respects the information required by this Agreement to be set forth therein, provided, however, that as set forth in more detail in the Agreement, Seller makes no representation or warranty as to the completeness or accuracy of any materials contained in the Schedules that have been prepared by third parties unrelated to Seller.
7.    Seller Not a Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

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Addendum II – Seller’s Representations and Warranties

8.    Patriot Act. Seller is not, nor is any person who owns a controlling interest in or otherwise controls Seller, (a) listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC, Department of the Treasury, and/or on any other similar list maintained by the OFAC pursuant to any OFAC Laws and Regulations; or (b) a person either (i) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under any Executive Orders. Neither Seller nor any of its principals or affiliates is (x) a person or entity with which Buyer is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, or that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Orders, or (y) is directly or indirectly affiliated or associated with a person or entity listed in the preceding clause (x). To the best knowledge of Seller, neither Seller nor any of its principals or affiliates, nor any brokers or other agents acting in any capacity in connection with the transactions contemplated herein (I) directly or indirectly deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Orders, (II) directly or indirectly engages in any transaction in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or (III) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.
9.    Seller’s Due Diligence Materials. To the Actual Knowledge of Seller, the Due Diligence Materials delivered to Buyer pursuant to this Agreement are complete, true and correct copies of the Due Diligence Materials in Seller’s possession.
F.Miscellaneous
1.    Timeliness of Representations and Warranties. All representations and warranties set forth herein shall be deemed to be given as of the Effective Date and the Closing Date unless Seller otherwise notifies Buyer in writing prior to the Closing.
2.    Materiality Limitation. Buyer shall not be entitled to any right or remedy for any inaccuracy in or breach of any representation, warranty or covenant under this Agreement or any conveyance document unless the amount of damages proximately caused thereby exceeds the Material Damage Floor, and in no event shall the damages for which Seller is liable hereunder for any such inaccuracies or breaches exceed in the aggregate the Material Damage Ceiling.
3.    Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective Parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective Parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of one (1) year after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of one (1) year. Any claim for breach

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Addendum II – Seller’s Representations and Warranties

of a representation and warranty given hereunder must be filed and served within such one (1) year period, or be deemed waived and released.

Purchase and Sale Agreement
Addendum II – Seller’s Representations and Warranties

SCHEDULE 1

MORNINGSIDE MARKETPLACE
DUE DILIGENCE MATERIALS

•	ALTA Survey

o	ALTA/NSPS Land Title Survey prepared by American National dated August 8, 2017

•	Aged Receivables

o	A/R as of May, 2017

•	CAM Recs

o	2016 CAM Recovery Schedules

o	2017 CAM Recovery Estimates

•	CC&R’s

o	Declaration of Covenants, Conditions, and Restrictions for Morningside Marketplace dated April 15, 2002

•	Certificates of Occupancy

•	Environmental

◦	Phase I Environmental Site Assessment Report prepared by Millennium Consulting Associates dated August 11, 2017

◦	Phase I Environmental Site Assessment Report prepared by ASM, dated November 7, 2011

◦	Phase I Environmental Site Assessment prepared by RMA Group, dated February 1, 2000

•	Leases

o	Express Donuts

▪	Retail Space Lease dated November 20, 2001

▪	Addendum No. 1 to Lease dated May 3, 2002

▪	Second Amendment to Lease dated August 23, 2011

▪	Assignment and Assumption of Lease dated April 3, 2014

▪	Landlord’s Consent to Assignment of Lease

o	CA Business Systems Enterprise, dba Great Clips for Hair

▪	Retail Space Lease dated June 20, 2001

▪	First Amendment to Lease dated July 11, 2006

▪	Second Amendment to Lease dated March 22, 2011

▪	Third Amendment to Lease dated April 11, 2016

▪	Guaranty dated April 11, 2016

o	Reyes & Reyes Incorporation dba It’s Her’s Beauty Salon

▪	Retail Lease dated September 3, 2014

▪	Guaranty of Lease dated September 3, 2014

▪	Notice of Lease Term Dates dated September 10, 2014

o	Chenyang Ren and Xinxin Li, dba Kids Mini

▪	Retail Lease dated May 31, 2017

Purchase and Sale Agreement
Schedule 1 – Due Diligence Materials

▪	Notice of Lease Term Dates dated June 2, 2017

o	Kona Cleaners, Inc.

▪	Retail Lease dated September 21, 2016

▪	Guaranty dated September 21, 2016

▪	Notice of Lease Term Dates dated October 3, 2016

o	Juan De La O and Luz Elena De La O, dba La Tapatia Mexican Grill

▪	Retail Lease dated March 17, 2016

▪	Notice of Lease Term Dates dated March 3, 2016

o	Hsiung I. Hsung, dba Magic Wok

▪	Lease dated June 29, 2001

▪	First Amendment to Lease dated March 30, 2011

▪	Second Amendment to Lease dated April 12, 2016

o	Dr. Bhagat, Uppal & Shah’s Morningside Dental Group dba Morningside Dental Group

▪	Retail Space Lease dated February 5, 2002

▪	First Amendment to Lease dated April 26, 2007

▪	Second Amendment to Lease dated August 9, 2012

▪	Third Amendment to Lease dated June 15, 2016

▪	Agreement for the Purchase of All Shares, Equity, Property and Interests of Shah, Bhagat & Uppal, dated April 1, 2008

o	Dien N. Mach and Chanh T. Mach, dba The Nail Studio

▪	Lease dated July 21, 2010

▪	Revised Addendum No. 1 to Lease dated September 27, 2010

▪	Second Amendment to Lease dated July 25, 2014

o	Sam Opipaht and Chuenjit Chanchairungjaroen, dba Nokki Thai Kitchen

▪	Retail Lease dated December 17, 2014

▪	Notice of Lease Term Dates dated December 30, 2014

▪	Acceptance of Premises dated December 30, 2014

o	Arvanti Corporation dba Pizza 101

▪	Lease dated May 14, 2011

▪	Addendum No. 1 to Lease dated September 7, 2011

▪	Second Amendment to Lease dated August 3, 2016

o	Ralphs Grocery Company

▪	Lease dated January 27, 2000

▪	Memorandum of Lease dated January 27, 2000

▪	Agreement for Confirmation of Lease Commencement Date dated May 6, 2005

o	Anton Barakat and Souzan Samouh, dba Smoke Shop

▪	Lease dated July 8, 2013

▪	First Amendment to Lease dated April 18, 2016

o	Shiva Holdings, Inc. dba Togo’s/Baskin Robbins

Purchase and Sale Agreement
Schedule 1 – Due Diligence Materials

▪	Retail Space Lease July 19, 2001

▪	Guaranty of Lease dated July 19, 2001

▪	First Amendment to Lease dated December 26, 2001

▪	Assignment and Assumption of Lease dated September 27, 2004

▪	Guaranty of Lease dated September 27, 2004

▪	Assignment and Assumption of Lease dated June 8, 2007

▪	Guaranty of Lease dated June 8, 2007

▪	Second Amendment to Lease dated June 27, 2007

▪	Third Amendment to Lease dated October 23, 2008

▪	Assignment and Assumption of Lease dated April 4, 2011

▪	Guaranty of Lease dated April 4, 2011

▪	Assignment and Assumption of Lease dated June 21, 2011

▪	Guaranty of Lease dated June 21, 2011

▪	Addendum to Lease dated June 23, 2011

▪	Settlement and Mutual Release Agreement dated June 23, 2011

▪	Fourth Amendment to Lease dated October 24, 2016

▪	Landlord Consent to Assignment and Assumption of Lease and Modification of Lease dated February 15, 2017

▪	Assignment and Assumption of Leasehold Interest dated January 27, 2017

▪	Lessor’s Agreement dated February 10, 2017

▪	Guaranty of Lease dated February 10, 2017

▪	Franchise Agreement dated February 24, 2017

▪	Acknowledgment Addendum to Togo’s Franchise Agreement dated February 22, 2017

▪	Addendum to Franchise Agreement dated February 24, 2017

▪	Assignment and Consent Agreement dated February 24, 2017

•	Operating Statements

o	Operating Statement as of December 31, 2014

o	Operating Statement as of December 31, 2015

o	Operating Statement as of December 31, 2016

o	Operating Statement as of May 31, 2017

•	Property Taxes

o	APN 0228-101-31-0-000 for year July 1, 2016 to June 30, 2017

o	APN 0228-101-31-0-000 for year July 1, 2015 to June 30, 2016

o	APN 0228-101-31-0-000 for year July 1, 2014 to June 30, 2015

o	APN 0228-101-32-0-000 for year July 1, 2016 to June 30, 2017

o	APN 0228-101-32-0-000 for year July 1, 2015 to June 30, 2016

o	APN 0228-101-32-0-000 for year July 1, 2014 to June 30, 2015

o	APN 0228-101-33-0-000 for year July 1, 2016 to June 30, 2017

Purchase and Sale Agreement
Schedule 1 – Due Diligence Materials

o	APN 0228-101-33-0-000 for year July 1, 2015 to June 30, 2016

o	APN 0228-101-33-0-000 for year July 1, 2014 to June 30, 2015

o	APN 0228-101-38-0-000 for year July 1, 2016 to June 30, 2017

o	APN 0228-101-38-0-000 for year July 1, 2015 to June 30, 2016

o	APN 0228-101-38-0-000 for year July 1, 2014 to June 30, 2015

•	Rent Roll

o	Rent Roll dated August 1, 2017

•	Service Contracts

o	Landscaping-Mission Landscape Maintenance, dated February 1, 2012

o	Lighting Maintenance-AAA Electrical & Communications Inc., dated March 30, 2016

o	Security-Elite Enforcement Security Solutions, Inc., dated December 18, 2015

o	Day Porter-Avalon Building Maintenance of the Inland Empire, dated June 20, 2014

o	HVAC-Ontario Refrigeration Service, Inc., dated January 1, 2014

o	5 Year Fire Sprinkler certification-Kimble & Company, dated July 25, 2016

•	Tenant Sales

•	Title

o	First American-Title Insurance Commitment dated July 17, 2017

•	Zoning Report

o	Preliminary Zoning Compliance Report prepared by Global Zoning dated August 7, 2017

Purchase and Sale Agreement
Schedule 1 – Due Diligence Materials

SCHEDULE 2

DESCRIPTION OF LAND

Real property in the City of Fontana, County of San Bernardino, State of California, described as follows:

PARCELS 1 THROUGH 3 AND 8 OF PARCEL MAP NO. 15420, IN THE CITY OF FONTANA, AS PER
MAP RECORDED FEBRUARY 21, 2001, IN BOOK 191, PAGES 100 THROUGH 102, INCLUSIVE OF
PARCEL MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY,
CALIFORNIA.

APN: 0228-101-31-0-000 (Affects: Parcel 1)
0228-101-32-0-000 (Affects: Parcel 2)
0228-101-33-0-000 (Affects: Parcel 3)
0228-101-38-0-000 (Affects: Parcel 8)

Purchase and Sale Agreement
Schedule 2 – Description of Land

SCHEDULE 3

ASSUMED SERVICE CONTRACTS

Purchase and Sale Agreement
Schedule 3 – Assumed Service Contracts

SCHEDULE 4

ENVIRONMENTAL REPORTS

Phase I Environmental Site Assessment Report prepared by Millennium Consulting Associates dated August 11, 2017
Phase I Environmental Site Assessment Report prepared by ASM, dated November 7, 2011
Phase I Environmental Site Assessment prepared by RMA Group, dated February 1, 2000

Purchase and Sale Agreement
Schedule 4 – Environmental Reports

SCHEDULE 5
RENT ROLL

Tenancy Schedule I

Page 1

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Morningside Marketplace (pmorning)	**14518**	**JP Morgan Chase Bank, NA (t0000258)**	**CAM Only**	**0.00**	**04/13/2012**	**12/31/2030**	**225**	**5.33**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		14518		PAD1	01/01/2015	12/31/2030	04/13/2012		0.00	14518 Baseline Road						
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		CAM	CAM	14518	RSF	0.00	01/01/2017	12/31/2030	569.00	0.00	6,828.00	0.00	0.00	6,828.00		
		INS	CAM	14518	RSF	0.00	01/01/2017	12/31/2030	43.00	0.00	516.00	0.00	0.00	516.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Remeasure	Activated	01/01/2015	12/31/2030	04/13/2012	192	0.00								
Morningside Marketplace (pmorning)	**14524**	**Wienerschnitzel (t0000257)**	**CAM Only**	**0.00**	**08/22/2012**	**12/31/2030**	**221**	**5.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		14524		PAD4	01/01/2015	08/31/2027	08/22/2012		0.00	14524 Baseline Road						
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		CAM	CAM	14524	RSF	0.00	01/01/2017	08/31/2027	240.00	0.00	2,880.00	0.00	0.00	2,880.00		
		INS	CAM	14524	RSF	0.00	01/01/2017	08/31/2027	18.00	0.00	216.00	0.00	0.00	216.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Remeasure	Activated	01/01/2015	08/31/2027	08/22/2012	152	0.00								
Morningside Marketplace (pmorning)	**14526**	**Chevron U.S.A. Inc. (t0000256)**	**CAM Only**	**0.00**	**04/13/2012**	**12/31/2030**	**225**	**5.33**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		14526		PAD2	01/01/2015	12/31/2030	04/13/2012		0.00	14526 Baseline Road						
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		CAM	CAM	14526	RSF	0.00	01/01/2017	12/31/2030	285.00	0.00	3,420.00	0.00	0.00	3,420.00		
		INS	CAM	14526	RSF	0.00	01/01/2017	12/31/2030	22.00	0.00	264.00	0.00	0.00	264.00		

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

Page 2

Tenancy Schedule I

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Remeasure	Activated	01/01/2015	12/31/2030	04/13/2012	192	0.00								
Morningside Marketplace (pmorning)	**14570**	**Great American Chicken / KFC (t0000259)**	**CAM Only**	**0.00**	**11/10/2001**	**12/31/2030**	**350**	**15.75**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		14570		PAD3	01/01/2015	12/31/2030	11/10/2001		0.00	14570 Baseline Road						
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		CAM	CAM	14570	RSF	0.00	01/01/2017	12/31/2030	380.00	0.00	4,560.00	0.00	0.00	4,560.00		
		INS	CAM	14570	RSF	0.00	01/01/2017	12/31/2030	29.00	0.00	348.00	0.00	0.00	348.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Remeasure	Activated	01/01/2015	12/31/2030	11/10/2001	192	0.00								
Morningside Marketplace (pmorning)	**14574**	**Ralphs (t0000268)**	**Retail Anchor**	**57,541.00**	**08/08/2001**	**08/31/2021**	**241**	**16.00**	**63,640.50**	**1.11**	**763,686.00**	**13.27**	**1.75**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		14574		14547	08/08/2001	08/31/2021	08/08/2001		57,541.00	14574 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	14574	RSF	57,541.00	09/01/2016	08/31/2021	63,640.50	1.10	763,686.00	13.27	0.00	763,686.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	14574	RSF	57,541.00	09/01/2016	08/31/2021	63,640.50	1.10	763,686.00	13.27	0.00	763,686.00		
		CAM	CAM	14574	RSF	57,541.00	01/01/2017	08/31/2021	7,814.19	0.13	93,770.28	1.63	0.00	93,770.28		
		INS	CAM	14574	RSF	57,541.00	01/01/2017	08/31/2021	555.81	0.01	6,669.72	0.11	0.00	6,669.72		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	08/08/2001	08/31/2021	08/08/2001	241	57,541.00								
Morningside Marketplace (pmorning)	**200**	**La Tapatia Mexican Grill (t0000591)**	**Retail Inline**	**1,944.00**	**07/16/2016**	**07/31/2026**	**121**	**1.08**	**4,374.00**	**2.25**	**52,488.00**	**27.00**	**9.36**	**0.00**	**8,748.00**	**0.00**

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

Page 3

Tenancy Schedule I

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		200		14548	07/16/2016	07/31/2026	07/16/2016		1,944.00	#200 14548 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	200	RSF	1,944.00	07/16/2016	07/31/2019	4,374.00	2.25	52,488.00	27.00	0.00	52,488.00		
		BRE	Rent	200	RSF	1,944.00	08/01/2019	07/31/2021	4,510.08	2.32	54,120.96	27.84	0.00	54,120.96		
		BRE	Rent	200	RSF	1,944.00	08/01/2021	07/31/2022	4,646.16	2.39	55,753.92	28.68	0.00	55,753.92		
		BRE	Rent	200	RSF	1,944.00	08/01/2022	07/31/2023	4,782.24	2.46	57,386.88	29.52	0.00	57,386.88		
		BRE	Rent	200	RSF	1,944.00	08/01/2023	07/31/2024	4,918.32	2.53	59,019.84	30.36	0.00	59,019.84		
		BRE	Rent	200	RSF	1,944.00	08/01/2024	07/31/2025	5,073.84	2.61	60,886.08	31.32	0.00	60,886.08		
		BRE	Rent	200	RSF	1,944.00	08/01/2025	07/31/2026	5,229.36	2.69	62,752.32	32.28	0.00	62,752.32		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	200	RSF	1,944.00	07/16/2016	07/31/2019	4,374.00	2.25	52,488.00	27.00	0.00	52,488.00		
		CAM	CAM	200	RSF	1,944.00	01/01/2017	07/31/2026	805.00	0.41	9,660.00	4.96	0.00	9,660.00		
		INS	CAM	200	RSF	1,944.00	01/01/2017	07/31/2026	45.00	0.02	540.00	0.27	0.00	540.00		
		TAX	CAM	200	RSF	1,944.00	01/01/2017	07/31/2026	666.00	0.34	7,992.00	4.11	0.00	7,992.00		
		BRE	Rent	200	RSF	1,944.00	08/01/2019	07/31/2021	4,510.08	2.32	54,120.96	27.84	0.00	54,120.96		
		BRE	Rent	200	RSF	1,944.00	08/01/2021	07/31/2022	4,646.16	2.39	55,753.92	28.68	0.00	55,753.92		
		BRE	Rent	200	RSF	1,944.00	08/01/2022	07/31/2023	4,782.24	2.46	57,386.88	29.52	0.00	57,386.88		
		BRE	Rent	200	RSF	1,944.00	08/01/2023	07/31/2024	4,918.32	2.53	59,019.84	30.36	0.00	59,019.84		
		BRE	Rent	200	RSF	1,944.00	08/01/2024	07/31/2025	5,073.84	2.61	60,886.08	31.32	0.00	60,886.08		
		BRE	Rent	200	RSF	1,944.00	08/01/2025	07/31/2026	5,229.36	2.69	62,752.32	32.28	0.00	62,752.32		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	07/16/2016	07/31/2026	07/16/2016	121	1,944.00								
Morningside Marketplace (pmorning)	**220**	**Smoke Shop (t0000261)**	**Retail Inline**	**972.00**	**09/16/2013**	**11/30/2021**	**99**	**3.91**	**1,458.00**	**1.50**	**17,496.00**	**18.00**	**8.53**	**0.00**	**1,460.80**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		220		14548	12/01/2016	11/30/2021	12/01/2016		972.00	#220 14548 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	220	RSF	972.00	12/01/2016	11/30/2017	1,458.00	1.50	17,496.00	18.00	0.00	17,496.00		
		BRE	Rent	220	RSF	972.00	12/01/2017	11/30/2018	1,501.74	1.54	18,020.88	18.54	0.00	18,020.88		
		BRE	Rent	220	RSF	972.00	12/01/2018	11/30/2019	1,546.79	1.59	18,561.48	19.09	0.00	18,561.48		

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

Page 4

Tenancy Schedule I

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		BRE	Rent	220	RSF	972.00	12/01/2019	11/30/2020	1,593.20	1.63	19,118.40	19.66	0.00	19,118.40		
		BRE	Rent	220	RSF	972.00	12/01/2020	11/30/2021	1,641.00	1.68	19,692.00	20.25	0.00	19,692.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	220	RSF	972.00	12/01/2016	11/30/2017	1,458.00	1.50	17,496.00	18.00	0.00	17,496.00		
		CAM	CAM	220	RSF	972.00	01/01/2017	11/30/2021	364.00	0.37	4,368.00	4.49	0.00	4,368.00		
		INS	CAM	220	RSF	972.00	01/01/2017	11/30/2021	24.00	0.02	288.00	0.29	0.00	288.00		
		TAX	CAM	220	RSF	972.00	01/01/2017	11/30/2021	303.00	0.31	3,636.00	3.74	0.00	3,636.00		
		BRE	Rent	220	RSF	972.00	12/01/2017	11/30/2018	1,501.74	1.54	18,020.88	18.54	0.00	18,020.88		
		BRE	Rent	220	RSF	972.00	12/01/2018	11/30/2019	1,546.79	1.59	18,561.48	19.09	0.00	18,561.48		
		BRE	Rent	220	RSF	972.00	12/01/2019	11/30/2020	1,593.20	1.63	19,118.40	19.66	0.00	19,118.40		
		BRE	Rent	220	RSF	972.00	12/01/2020	11/30/2021	1,641.00	1.68	19,692.00	20.25	0.00	19,692.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	12/01/2016	11/30/2021	12/01/2016	60	972.00								
Morningside Marketplace (pmorning)	**240**	**It's Her's Beauty Salon (t0000269)**	**Retail Inline**	**1,485.00**	**12/09/2014**	**12/31/2019**	**61**	**2.66**	**1,969.30**	**1.33**	**23,631.60**	**15.91**	**8.32**	**0.00**	**2,598.75**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		240		14548	12/09/2014	12/31/2019	12/09/2014		1,485.00	#240 14548 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	240	RSF	1,485.00	01/01/2017	12/31/2017	1,969.30	1.32	23,631.60	15.91	0.00	23,631.60		
		BRE	Rent	240	RSF	1,485.00	01/01/2018	12/31/2018	2,028.37	1.36	24,340.44	16.39	0.00	24,340.44		
		BRE	Rent	240	RSF	1,485.00	01/01/2019	12/31/2019	2,089.23	1.40	25,070.76	16.88	0.00	25,070.76		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	240	RSF	1,485.00	01/01/2017	12/31/2017	1,969.30	1.32	23,631.60	15.91	0.00	23,631.60		
		CAM	CAM	240	RSF	1,485.00	01/01/2017	12/31/2019	567.00	0.38	6,804.00	4.58	0.00	6,804.00		
		INS	CAM	240	RSF	1,485.00	01/01/2017	12/31/2019	0.00	0.00	0.00	0.00	0.00	0.00		
		TAX	CAM	240	RSF	1,485.00	01/01/2017	12/31/2019	462.00	0.31	5,544.00	3.73	0.00	5,544.00		
		BRE	Rent	240	RSF	1,485.00	01/01/2018	12/31/2018	2,028.37	1.36	24,340.44	16.39	0.00	24,340.44		
		BRE	Rent	240	RSF	1,485.00	01/01/2019	12/31/2019	2,089.23	1.40	25,070.76	16.88	0.00	25,070.76		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	12/09/2014	12/31/2019	12/09/2014	61	1,485.00								

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

Page 5

Tenancy Schedule I

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Morningside Marketplace (pmorning)	**250**	**The Nail Studio (t0000267)**	**Retail Inline**	**1,053.00**	**09/01/2014**	**08/31/2024**	**120**	**2.91**	**1,954.97**	**1.86**	**23,459.64**	**22.28**	**9.57**	**0.00**	**2,958.93**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		250		14548	09/01/2014	08/31/2024	09/01/2014		1,053.00	#250 14548 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	250	RSF	1,053.00	09/01/2016	08/31/2017	1,954.97	1.85	23,459.64	22.27	0.00	23,459.64		
		BRE	Rent	250	RSF	1,053.00	09/01/2017	08/31/2018	2,013.62	1.91	24,163.44	22.94	0.00	24,163.44		
		BRE	Rent	250	RSF	1,053.00	09/01/2018	08/31/2019	2,074.03	1.97	24,888.36	23.63	0.00	24,888.36		
		BRE	Rent	250	RSF	1,053.00	09/01/2019	08/31/2020	2,136.25	2.02	25,635.00	24.34	0.00	25,635.00		
		BRE	Rent	250	RSF	1,053.00	09/01/2020	08/31/2021	2,200.34	2.09	26,404.08	25.07	0.00	26,404.08		
		BRE	Rent	250	RSF	1,053.00	09/01/2021	08/31/2022	2,266.35	2.15	27,196.20	25.82	0.00	27,196.20		
		BRE	Rent	250	RSF	1,053.00	09/01/2022	08/31/2023	2,334.34	2.21	28,012.08	26.60	0.00	28,012.08		
		BRE	Rent	250	RSF	1,053.00	09/01/2023	08/31/2024	2,404.37	2.28	28,852.44	27.40	0.00	28,852.44		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	250	RSF	1,053.00	09/01/2016	08/31/2017	1,954.97	1.85	23,459.64	22.27	0.00	23,459.64		
		CAM	CAM	250	RSF	1,053.00	01/01/2017	08/31/2024	416.00	0.39	4,992.00	4.74	0.00	4,992.00		
		INS	CAM	250	RSF	1,053.00	01/01/2017	08/31/2024	27.00	0.02	324.00	0.30	0.00	324.00		
		TAX	CAM	250	RSF	1,053.00	01/01/2017	08/31/2024	397.00	0.37	4,764.00	4.52	0.00	4,764.00		
		BRE	Rent	250	RSF	1,053.00	09/01/2017	08/31/2018	2,013.62	1.91	24,163.44	22.94	0.00	24,163.44		
		BRE	Rent	250	RSF	1,053.00	09/01/2018	08/31/2019	2,074.03	1.97	24,888.36	23.63	0.00	24,888.36		
		BRE	Rent	250	RSF	1,053.00	09/01/2019	08/31/2020	2,136.25	2.02	25,635.00	24.34	0.00	25,635.00		
		BRE	Rent	250	RSF	1,053.00	09/01/2020	08/31/2021	2,200.34	2.09	26,404.08	25.07	0.00	26,404.08		
		BRE	Rent	250	RSF	1,053.00	09/01/2021	08/31/2022	2,266.35	2.15	27,196.20	25.82	0.00	27,196.20		
		BRE	Rent	250	RSF	1,053.00	09/01/2022	08/31/2023	2,334.34	2.21	28,012.08	26.60	0.00	28,012.08		
		BRE	Rent	250	RSF	1,053.00	09/01/2023	08/31/2024	2,404.37	2.28	28,852.44	27.40	0.00	28,852.44		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	09/01/2014	08/31/2024	09/01/2014	120	1,053.00								
Morningside Marketplace (pmorning)	**260**	**Nokki Thai Kitchen (t0000004)**	**Retail Inline**	**972.00**	**06/28/2015**	**06/30/2020**	**61**	**2.16**	**1,392.11**	**1.43**	**16,705.32**	**17.19**	**8.70**	**0.00**	**3,596.40**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		260		14548	06/28/2015	06/30/2020	06/28/2015		972.00	#260 14548 Baseline Road						

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

Page 6

Tenancy Schedule I

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	260	RSF	972.00	07/01/2017	06/30/2018	1,392.11	1.43	16,705.32	17.18	0.00	16,705.32		
		BRE	Rent	260	RSF	972.00	07/01/2018	06/30/2019	1,433.88	1.47	17,206.56	17.70	0.00	17,206.56		
		BRE	Rent	260	RSF	972.00	07/01/2019	06/30/2020	1,476.89	1.51	17,722.68	18.23	0.00	17,722.68		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		CAM	CAM	260	RSF	972.00	01/01/2017	06/30/2020	349.00	0.35	4,188.00	4.30	0.00	4,188.00		
		INS	CAM	260	RSF	972.00	01/01/2017	06/30/2020	23.00	0.02	276.00	0.28	0.00	276.00		
		TAX	CAM	260	RSF	972.00	01/01/2017	06/30/2020	333.00	0.34	3,996.00	4.11	0.00	3,996.00		
		BRE	Rent	260	RSF	972.00	07/01/2017	06/30/2018	1,392.11	1.43	16,705.32	17.18	0.00	16,705.32		
		BRE	Rent	260	RSF	972.00	07/01/2018	06/30/2019	1,433.88	1.47	17,206.56	17.70	0.00	17,206.56		
		BRE	Rent	260	RSF	972.00	07/01/2019	06/30/2020	1,476.89	1.51	17,722.68	18.23	0.00	17,722.68		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	06/28/2015	06/30/2020	06/28/2015	61	972.00								
Morningside Marketplace (pmorning)	**270**	**Kona Cleaners (t0000615)**	**Retail Inline**	**972.00**	**10/01/2016**	**11/30/2021**	**62**	**0.83**	**2,275.00**	**2.34**	**27,300.00**	**28.09**	**8.70**	**0.00**	**3,500.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		270		14548	10/01/2016	11/30/2021	10/01/2016		972.00	#270 14548 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	270	RSF	972.00	10/01/2016	09/30/2017	2,275.00	2.34	27,300.00	28.08	0.00	27,300.00		
		BRE	Rent	270	RSF	972.00	10/01/2017	09/30/2018	2,343.25	2.41	28,119.00	28.92	0.00	28,119.00		
		BRE	Rent	270	RSF	972.00	10/01/2018	09/30/2019	2,413.55	2.48	28,962.60	29.79	0.00	28,962.60		
		BRE	Rent	270	RSF	972.00	10/01/2019	09/30/2020	2,485.95	2.55	29,831.40	30.69	0.00	29,831.40		
		BRE	Rent	270	RSF	972.00	10/01/2020	09/30/2021	2,560.53	2.63	30,726.36	31.61	0.00	30,726.36		
		BRE	Rent	270	RSF	972.00	10/01/2021	11/30/2021	2,637.35	2.71	31,648.20	32.56	0.00	31,648.20		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	270	RSF	972.00	10/01/2016	09/30/2017	2,275.00	2.34	27,300.00	28.08	0.00	27,300.00		
		CAM	CAM	270	RSF	972.00	01/01/2017	11/30/2021	349.00	0.35	4,188.00	4.30	0.00	4,188.00		
		INS	CAM	270	RSF	972.00	01/01/2017	11/30/2021	23.00	0.02	276.00	0.28	0.00	276.00		

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

Tenancy Schedule I

Page 7

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		TAX	CAM	270	RSF	972.00	01/01/2017	11/30/2021	333.00	0.34	3,996.00	4.11	0.00	3,996.00		
		BRE	Rent	270	RSF	972.00	10/01/2017	09/30/2018	2,343.25	2.41	28,119.00	28.92	0.00	28,119.00		
		BRE	Rent	270	RSF	972.00	10/01/2018	09/30/2019	2,413.55	2.48	28,962.60	29.79	0.00	28,962.60		
		BRE	Rent	270	RSF	972.00	10/01/2019	09/30/2020	2,485.95	2.55	29,831.40	30.69	0.00	29,831.40		
		BRE	Rent	270	RSF	972.00	10/01/2020	09/30/2021	2,560.53	2.63	30,726.36	31.61	0.00	30,726.36		
		BRE	Rent	270	RSF	972.00	10/01/2021	11/30/2021	2,637.35	2.71	31,648.20	32.56	0.00	31,648.20		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	10/01/2016	11/30/2021	10/01/2016	62	972.00								
Morningside Marketplace (pmorning)	**300**	**Kids Mini (t0000639)**	**Retail Inline**	**1,417.00**	**06/02/2017**	**08/31/2020**	**39**	**0.16**	**0.00**	**0.00**	**0.00**	**0.00**	**6.65**	**0.00**	**5,101.20**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		300		14584	06/02/2017	08/31/2020	06/02/2017		1,417.00	#300 14584 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	300	RSF	1,417.00	07/01/2017	06/30/2018	1,771.25	1.25	21,255.00	15.00	0.00	21,255.00		
		BRE	Rent	300	RSF	1,417.00	07/01/2018	06/30/2019	1,824.39	1.28	21,892.68	15.45	0.00	21,892.68		
		BRE	Rent	300	RSF	1,417.00	07/01/2019	06/30/2020	1,879.12	1.32	22,549.44	15.91	0.00	22,549.44		
		BRE	Rent	300	RSF	1,417.00	07/01/2020	08/31/2020	1,935.49	1.36	23,225.88	16.39	0.00	23,225.88		
		BRF	Rent	300	RSF	1,417.00	06/02/2017	08/01/2017	-1,771.25	-1.25	-21,255.00	-15.00	0.00	-21,255.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRF	Rent	300	RSF	1,417.00	06/02/2017	08/01/2017	-1,771.25	-1.25	-21,255.00	-15.00	0.00	-21,255.00		
		CAM	CAM	300	RSF	1,417.00	06/02/2017	08/31/2020	368.42	0.26	4,421.04	3.12	0.00	4,421.04		
		INS	CAM	300	RSF	1,417.00	06/02/2017	08/31/2020	34.44	0.02	413.28	0.29	0.00	413.28		
		TAX	CAM	300	RSF	1,417.00	06/02/2017	08/31/2020	382.59	0.27	4,591.08	3.24	0.00	4,591.08		
		BRE	Rent	300	RSF	1,417.00	07/01/2017	06/30/2018	1,771.25	1.25	21,255.00	15.00	0.00	21,255.00		
		BRE	Rent	300	RSF	1,417.00	07/01/2018	06/30/2019	1,824.39	1.28	21,892.68	15.45	0.00	21,892.68		
		BRE	Rent	300	RSF	1,417.00	07/01/2019	06/30/2020	1,879.12	1.32	22,549.44	15.91	0.00	22,549.44		
		BRE	Rent	300	RSF	1,417.00	07/01/2020	08/31/2020	1,935.49	1.36	23,225.88	16.39	0.00	23,225.88		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	06/02/2017	08/31/2020	06/02/2017	39	1,417.00								
Morningside Marketplace (pmorning)	**310**	**Pizza 101 (t0000260)**	**Retail Inline**	**1,365.00**	**08/08/2011**	**11/30/2021**	**124**	**6.00**	**3,000.00**	**2.20**	**36,000.00**	**26.37**	**9.37**	**0.00**	**2,934.75**	**0.00**

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

Page 8

Tenancy Schedule I

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		310		14584	09/01/2016	11/30/2021	09/01/2016		1,365.00	#310 14584 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	310	RSF	1,365.00	09/01/2016	11/30/2017	3,000.00	2.19	36,000.00	26.37	0.00	36,000.00		
		BRE	Rent	310	RSF	1,365.00	12/01/2017	11/30/2018	3,090.00	2.26	37,080.00	27.16	0.00	37,080.00		
		BRE	Rent	310	RSF	1,365.00	12/01/2018	11/30/2019	3,182.70	2.33	38,192.40	27.98	0.00	38,192.40		
		BRE	Rent	310	RSF	1,365.00	12/01/2019	11/30/2020	3,278.18	2.40	39,338.16	28.81	0.00	39,338.16		
		BRE	Rent	310	RSF	1,365.00	12/01/2020	11/30/2021	3,376.53	2.47	40,518.36	29.68	0.00	40,518.36		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	310	RSF	1,365.00	09/01/2016	11/30/2017	3,000.00	2.19	36,000.00	26.37	0.00	36,000.00		
		CAM	CAM	310	RSF	1,365.00	01/01/2017	11/30/2021	539.00	0.39	6,468.00	4.73	0.00	6,468.00		
		INS	CAM	310	RSF	1,365.00	01/01/2017	11/30/2021	35.00	0.02	420.00	0.30	0.00	420.00		
		TAX	CAM	310	RSF	1,365.00	01/01/2017	11/30/2021	492.00	0.36	5,904.00	4.32	0.00	5,904.00		
		BRE	Rent	310	RSF	1,365.00	12/01/2017	11/30/2018	3,090.00	2.26	37,080.00	27.16	0.00	37,080.00		
		BRE	Rent	310	RSF	1,365.00	12/01/2018	11/30/2019	3,182.70	2.33	38,192.40	27.98	0.00	38,192.40		
		BRE	Rent	310	RSF	1,365.00	12/01/2019	11/30/2020	3,278.18	2.40	39,338.16	28.81	0.00	39,338.16		
		BRE	Rent	310	RSF	1,365.00	12/01/2020	11/30/2021	3,376.53	2.47	40,518.36	29.68	0.00	40,518.36		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	09/01/2016	11/30/2021	09/01/2016	63	1,365.00								
Morningside Marketplace (pmorning)	**320**	**Great Clips (t0000263)**	**Retail Inline**	**1,109.00**	**05/01/2011**	**04/30/2021**	**120**	**6.25**	**2,772.50**	**2.50**	**33,270.00**	**30.00**	**8.91**	**0.00**	**2,772.50**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		320		14584	05/01/2016	04/30/2021	05/01/2016		1,109.00	#320 14584 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	320	RSF	1,109.00	05/01/2016	10/31/2018	2,772.50	2.50	33,270.00	30.00	0.00	33,270.00		
		BRE	Rent	320	RSF	1,109.00	11/01/2018	04/30/2021	3,049.75	2.75	36,597.00	33.00	0.00	36,597.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

Tenancy Schedule I

Page 9

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		BRE	Rent	320	RSF	1,109.00	05/01/2016	10/31/2018	2,772.50	2.50	33,270.00	30.00	0.00	33,270.00		
		CAM	CAM	320	RSF	1,109.00	01/01/2017	04/30/2021	416.00	0.37	4,992.00	4.50	0.00	4,992.00		
		INS	CAM	320	RSF	1,109.00	01/01/2017	04/30/2021	27.00	0.02	324.00	0.29	0.00	324.00		
		TAX	CAM	320	RSF	1,109.00	01/01/2017	04/30/2021	380.00	0.34	4,560.00	4.11	0.00	4,560.00		
		BRE	Rent	320	RSF	1,109.00	11/01/2018	04/30/2021	3,049.75	2.75	36,597.00	33.00	0.00	36,597.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	05/01/2016	04/30/2021	05/01/2016	60	1,109.00								
Morningside Marketplace (pmorning)	**330**	**Express Donuts Corp. (t0000262)**	**Retail Inline**	**1,095.00**	**11/01/2011**	**10/31/2021**	**120**	**5.75**	**2,729.23**	**2.49**	**32,750.76**	**29.91**	**9.37**	**0.00**	**2,025.75**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		330		14584	11/01/2011	10/31/2021	11/01/2011		1,095.00	#330 14584 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	330	RSF	1,095.00	11/01/2016	10/31/2017	2,729.23	2.49	32,750.76	29.90	0.00	32,750.76		
		BRE	Rent	330	RSF	1,095.00	11/01/2017	10/31/2018	2,811.11	2.56	33,733.32	30.80	0.00	33,733.32		
		BRE	Rent	330	RSF	1,095.00	11/01/2018	10/31/2019	2,895.44	2.64	34,745.28	31.73	0.00	34,745.28		
		BRE	Rent	330	RSF	1,095.00	11/01/2019	10/31/2020	2,982.30	2.72	35,787.60	32.68	0.00	35,787.60		
		BRE	Rent	330	RSF	1,095.00	11/01/2020	10/31/2021	3,071.77	2.80	36,861.24	33.66	0.00	36,861.24		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	330	RSF	1,095.00	11/01/2016	10/31/2017	2,729.23	2.49	32,750.76	29.90	0.00	32,750.76		
		CAM	CAM	330	RSF	1,095.00	01/01/2017	10/31/2021	432.00	0.39	5,184.00	4.73	0.00	5,184.00		
		INS	CAM	330	RSF	1,095.00	01/01/2017	10/31/2021	28.00	0.02	336.00	0.30	0.00	336.00		
		TAX	CAM	330	RSF	1,095.00	01/01/2017	10/31/2021	395.00	0.36	4,740.00	4.32	0.00	4,740.00		
		BRE	Rent	330	RSF	1,095.00	11/01/2017	10/31/2018	2,811.11	2.56	33,733.32	30.80	0.00	33,733.32		
		BRE	Rent	330	RSF	1,095.00	11/01/2018	10/31/2019	2,895.44	2.64	34,745.28	31.73	0.00	34,745.28		
		BRE	Rent	330	RSF	1,095.00	11/01/2019	10/31/2020	2,982.30	2.72	35,787.60	32.68	0.00	35,787.60		
		BRE	Rent	330	RSF	1,095.00	11/01/2020	10/31/2021	3,071.77	2.80	36,861.24	33.66	0.00	36,861.24		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	11/01/2011	10/31/2021	11/01/2011	120	1,095.00								
Morningside Marketplace (pmorning)	**340**	**Morningside Dental Group (t0000270)**	**Retail Inline**	**1,495.00**	**08/01/2012**	**07/31/2022**	**120**	**5.00**	**4,485.00**	**3.00**	**53,820.00**	**36.00**	**9.37**	**0.00**	**5,000.00**	**0.00**

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

Page 10

Tenancy Schedule I

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		340		14584	08/01/2017	07/31/2022	08/01/2017		1,495.00	#340 14584 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	340	RSF	1,495.00	08/01/2017	07/31/2019	4,485.00	3.00	53,820.00	36.00	0.00	53,820.00		
		BRE	Rent	340	RSF	1,495.00	08/01/2019	07/31/2020	4,619.55	3.09	55,434.60	37.08	0.00	55,434.60		
		BRE	Rent	340	RSF	1,495.00	08/01/2020	07/31/2021	4,758.14	3.18	57,097.68	38.19	0.00	57,097.68		
		BRE	Rent	340	RSF	1,495.00	08/01/2021	07/31/2022	4,900.88	3.27	58,810.56	39.33	0.00	58,810.56		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	340	RSF	1,495.00	08/01/2017	07/31/2019	4,485.00	3.00	53,820.00	36.00	0.00	53,820.00		
		CAM	CAM	340	RSF	1,495.00	08/01/2017	07/31/2022	590.00	0.39	7,080.00	4.73	0.00	7,080.00		
		INS	CAM	340	RSF	1,495.00	08/01/2017	07/31/2022	38.00	0.02	456.00	0.30	0.00	456.00		
		TAX	CAM	340	RSF	1,495.00	08/01/2017	07/31/2022	539.00	0.36	6,468.00	4.32	0.00	6,468.00		
		BRE	Rent	340	RSF	1,495.00	08/01/2019	07/31/2020	4,619.55	3.09	55,434.60	37.08	0.00	55,434.60		
		BRE	Rent	340	RSF	1,495.00	08/01/2020	07/31/2021	4,758.14	3.18	57,097.68	38.19	0.00	57,097.68		
		BRE	Rent	340	RSF	1,495.00	08/01/2021	07/31/2022	4,900.88	3.27	58,810.56	39.33	0.00	58,810.56		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	08/01/2017	07/31/2022	08/01/2017	60	1,495.00								
Morningside Marketplace (pmorning)	**400**	**Togo's/Baskin-Robbins (t0000265)**	**Retail Inline**	**2,200.00**	**02/01/2012**	**01/31/2022**	**120**	**5.50**	**5,578.65**	**2.54**	**66,943.80**	**30.43**	**9.37**	**0.00**	**5,578.75**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		400		14600	02/01/2017	01/31/2022	02/01/2017		2,200.00	#400 14600 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	400	RSF	2,200.00	02/01/2017	01/31/2019	5,578.65	2.53	66,943.80	30.42	0.00	66,943.80		
		BRE	Rent	400	RSF	2,200.00	02/01/2019	01/31/2021	5,969.33	2.71	71,631.96	32.56	0.00	71,631.96		
		BRE	Rent	400	RSF	2,200.00	02/01/2021	01/31/2022	6,387.33	2.90	76,647.96	34.84	0.00	76,647.96		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	400	RSF	2,200.00	02/01/2017	01/31/2019	5,578.65	2.53	66,943.80	30.42	0.00	66,943.80		
		CAM	CAM	400	RSF	2,200.00	02/01/2017	01/31/2022	868.00	0.39	10,416.00	4.73	0.00	10,416.00		

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

Page 11

Tenancy Schedule I

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		INS	CAM	400	RSF	2,200.00	02/01/2017	01/31/2022	56.00	0.02	672.00	0.30	0.00	672.00		
		TAX	CAM	400	RSF	2,200.00	02/01/2017	01/31/2022	793.00	0.36	9,516.00	4.32	0.00	9,516.00		
		BRE	Rent	400	RSF	2,200.00	02/01/2019	01/31/2021	5,969.33	2.71	71,631.96	32.56	0.00	71,631.96		
		BRE	Rent	400	RSF	2,200.00	02/01/2021	01/31/2022	6,387.33	2.90	76,647.96	34.84	0.00	76,647.96		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	02/01/2017	01/31/2022	02/01/2017	60	2,200.00			Sec Dep increase overpaid by $0.10					
		Assignment	Activated	02/15/2017					From Gux K&K Inc.							
Morningside Marketplace (pmorning)	**420**	**Magic Wok (t0000266)**	**Retail Inline**	**1,791.00**	**05/01/2011**	**04/30/2021**	**120**	**6.25**	**4,611.83**	**2.58**	**55,341.96**	**30.90**	**9.37**	**0.00**	**5,000.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		420		14600	05/01/2016	04/30/2021	05/01/2016		1,791.00	#420 14600 Baseline Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	420	RSF	1,791.00	05/01/2017	04/30/2018	4,611.83	2.57	55,341.96	30.90	0.00	55,341.96		
		BRE	Rent	420	RSF	1,791.00	05/01/2018	04/30/2019	4,750.19	2.65	57,002.28	31.82	0.00	57,002.28		
		BRE	Rent	420	RSF	1,791.00	05/01/2019	04/30/2020	4,892.70	2.73	58,712.40	32.78	0.00	58,712.40		
		BRE	Rent	420	RSF	1,791.00	05/01/2020	04/30/2021	5,039.48	2.81	60,473.76	33.76	0.00	60,473.76		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		CAM	CAM	420	RSF	1,791.00	01/01/2017	04/30/2021	707.00	0.39	8,484.00	4.73	0.00	8,484.00		
		INS	CAM	420	RSF	1,791.00	01/01/2017	04/30/2021	46.00	0.02	552.00	0.30	0.00	552.00		
		TAX	CAM	420	RSF	1,791.00	01/01/2017	04/30/2021	646.00	0.36	7,752.00	4.32	0.00	7,752.00		
		BRE	Rent	420	RSF	1,791.00	05/01/2017	04/30/2018	4,611.83	2.57	55,341.96	30.90	0.00	55,341.96		
		BRE	Rent	420	RSF	1,791.00	05/01/2018	04/30/2019	4,750.19	2.65	57,002.28	31.82	0.00	57,002.28		
		BRE	Rent	420	RSF	1,791.00	05/01/2019	04/30/2020	4,892.70	2.73	58,712.40	32.78	0.00	58,712.40		
		BRE	Rent	420	RSF	1,791.00	05/01/2020	04/30/2021	5,039.48	2.81	60,473.76	33.76	0.00	60,473.76		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	05/01/2016	04/30/2021	05/01/2016	60	1,791.00								
Morningside Marketplace (pmorning)	**230**	VACANT		1,512.00												
Occupancy Summary		**Area**	**Percentage**													
Occupied Area		75,411.00	98.03													

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

Page 12

Tenancy Schedule I

Property: pmorning As of Date: 08/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Vacant Area		1,512.00	1.97													
Total		**76,923.00**	**100.00**													
Occupancy Summary		**Area**	**Percentage**													
Total Occupied Area		75,411.00	98.03													
Total Vacant Area		1,512.00	1.97													
Grand Total		**76,923.00**	**100.00**													

Wednesday, July 26, 2017
02:43 PM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

SCHEDULE 6

EXCEPTIONS TO SELLER REPRESENTATIONS AND WARRANTIES

None.

Purchase and Sale Agreement
Schedule 6 – Exceptions to Seller Representations and Warranties